SCHWABFUNDS -Registered Trademark-



                                     SCHWAB
                                   CALIFORNIA
                                    TAX-FREE
                                   BOND FUNDS


                                Semiannual Report
                                February 28, 1999

SCHWAB CALIFORNIA TAX-FREE BOND FUNDS

We're pleased to bring you this annual report for the following funds (the Funds) for the one-year period ended February 28, 1999:

  - Schwab California Short/Intermediate Tax-Free Bond Fund

  - Schwab California Long-Term Tax-Free Bond Fund

During the reporting period, the Funds continued to provide a high level of current income exempt from federal and state of California personal income taxes, consistent with the preservation of capital.(1) In addition to performance and portfolio information, this report contains information regarding dividends paid by the Funds during each fiscal year (or reporting period) since their inceptions.

The Schwab California Short/Intermediate Tax-Free Bond Fund invests primarily in debt securities issued by or on behalf of the state of California and its political subdivisions, agencies and instrumentalities. Under normal market conditions, the Fund seeks to maintain a dollar-weighted average maturity of between two and five years for the portfolio.

The Schwab California Long-Term Tax-Free Bond Fund invests primarily in debt securities issued by or on behalf of the state of California and its political subdivisions, agencies and instrumentalities. Under normal market conditions, the Fund seeks to maintain a dollar-weighted average maturity of 10 years or longer for the portfolio.

(1) Income from the Funds may be subject to the federal alternative minimum tax
    (AMT).

CONTENTS

----------------------------------------------------
A Message from the Chairman                        1
----------------------------------------------------
What Every Bond Fund Investor Should Know          2
----------------------------------------------------
Market Overview                                    4
----------------------------------------------------
Schwab California Short/Intermediate
 Tax-Free Bond Fund
  FUND PERFORMANCE                                 8
  PORTFOLIO SNAPSHOT                              10
----------------------------------------------------
Schwab California Long-Term Tax-Free Bond
 Fund
  FUND PERFORMANCE                                12
  PORTFOLIO SNAPSHOT                              14
----------------------------------------------------
Dividends Paid                                    16
----------------------------------------------------
The Portfolio Management Team                     17
----------------------------------------------------
Fund Discussion                                   18
----------------------------------------------------
Glossary                                          20
----------------------------------------------------
Financial Statements and Notes                    23
----------------------------------------------------

A MESSAGE FROM THE CHAIRMAN

Dear Shareholder,

[PHOTO OMITTED]

Over the past six months, equity investors have been subject to sharp drops and big recoveries--sometimes within the same day. After enjoying near-perfect market conditions for the past several years, investors have had to adjust to significant economic and political developments, both here and abroad, that have contributed to rapid sentiment swings and market turbulence. These developments have been accentuated by the lingering expectation that stock prices are long overdue for a correction according to several traditional, widely followed indicators. In spite of this recent volatility, however, the markets continue to flourish, boosted by record low inflation, solid economic growth, low interest rates, a strong dollar and an influx of money from investors.

All of this serves to remind us that although the market's extreme ups and downs can be harrowing, they are a natural part of market dynamics. That's why we think it's a good time to reaffirm one of our primary investment principles:
Regardless of short-term market trends, our philosophy has always been that REGULAR INVESTING is the best strategy over the long term. And your investment in a bond fund may play an important role in your asset allocation. We've included some guidelines on the following pages that address some things you should know about bond funds. You might also find that more than one kind of bond fund may be appropriate for you, depending on your goals and financial situation. As always, feel free to contact us if you have any questions.

The support of investors like you has helped Charles Schwab Investment Management, Inc. (CSIM) become one of the largest and fastest-growing mutual fund families in the nation. CSIM now manages more than $87 billion in assets on behalf of more than 3.5 million SchwabFunds-Registered Trademark- shareholders. We offer a broad spectrum of 38 mutual funds for investors with varying financial situations and goals.

Thank you for your investment in SchwabFunds. We continue to do everything we can to warrant the trust you have placed in us.

Sincerely,
/s/ Charles R. Schwab

Charles R. Schwab
February 28, 1999

 YEAR 2000 ISSUES

  One issue with the potential to disrupt fund operations and affect performance is the inability of some computers to recognize the year 2000.

  The investment adviser is taking steps to handle this issue. The investment adviser also is seeking assurances that its service providers and business partners are taking similar steps as well. It is impossible to know in advance, however, exactly how this issue will affect fund administration, fund performance or securities markets in general.

WHAT EVERY BOND FUND INVESTOR SHOULD KNOW

WHY ASSET ALLOCATION MATTERS

As most investors know, one of the most compelling reasons to invest in a mutual fund is diversification. By allocating your assets across many different securities, a mutual fund helps reduce the risk that you might otherwise encounter by owning just a few individual stocks or bonds.

Don't forget, however, that diversification across your portfolio is just as important as diversification within one of the mutual funds you own. As you probably know, stocks historically have offered higher long-term returns than other asset classes, such as bonds or cash, but those returns have come at the price of higher volatility. To help mitigate some of that risk, many investors often include at least some bonds and cash in their portfolios.

THE ROLE OF BONDS IN A BALANCED PORTFOLIO

Maintaining the right mix of asset classes--stocks, bonds and cash--in your portfolio is a smart strategy for every investor. In fact, asset allocation is one of the most important factors in determining overall portfolio performance. Over time, a portfolio composed of stocks and bonds can provide competitive returns compared with an all-stock portfolio, but with less risk for you. And over the long term, bond funds typically pay a higher return than even the highest-yielding cash reserves, although with increased risk. Of course, past performance is no guarantee of future returns.

WHY BOND FUNDS?

Investing in bond funds can provide several advantages over investing in individual bonds:

DIVERSIFICATION: Bond funds can invest across a broad segment of the bond market and can provide automatic diversification within one asset class.

PROFESSIONAL MANAGEMENT: Bond funds are managed by investment experts who know and understand the intricacies of the bond market and its operations.

SIMPLICITY: Bond funds are ideal for investors who lack the time or expertise to actively manage a bond portfolio.

LOW MINIMUM INITIAL INVESTMENT: At Schwab you can invest in a bond fund with just $1,000.

CONVENIENCE: Bond fund investors can make purchases and redemptions at any time without transaction fees and without having to wait until an individual bond matures.

FLEXIBILITY: Dividends and/or capital gains can be reinvested or paid in cash.

LOW COSTS: By trading in large (institutional) blocks, funds can get much better execution, which can lower trading costs and increase total returns.

BOND INDEX FUNDS

Schwab's Bond Index Funds seek to track the total returns of broadly diversified bond indices. And because index funds generally have lower portfolio turnover and fewer transactions--and therefore lower trading costs--you could potentially realize higher returns.

In addition to some of the same benefits of equity index funds, including broad diversification, lower expenses, consistent investment style and straightforward choices, bond index funds can also provide the added benefit of high-credit-quality investments. Schwab's Bond Index Funds are designed to maintain high-credit-quality standards because the indices they seek to track primarily comprise U.S. Treasuries, government agency securities and government agency mortgage-backed securities; the remaining bonds in the indices are investment-grade corporate bonds rated AAA through BBB, the four highest credit ratings.

TAX CONSIDERATIONS

If you're in a high tax bracket, investing in tax-free or municipal bond funds may help take a bite out of your tax bill.(1) And, if you live in a state with a high personal state income tax or other personal tax, you may be better served by choosing a double tax-free fund that provides income free from federal, state and, in some cases, local income taxes.

BOND FUNDS AT SCHWAB

Schwab offers a variety of bond funds, summarized below. When evaluating a bond fund for potential investment, you should consider your attitude toward risk and return, as well as your income tax bracket.

BOND INDEX FUNDS

SCHWAB SHORT-TERM BOND MARKET INDEX FUND seeks to track the Lehman Brothers Short (1-5 Year) Government/ Corporate Index. This index represents the performance of U.S. government and corporate bonds that have average maturities between one and five years.

SCHWAB TOTAL BOND MARKET INDEX FUND seeks to track the Lehman Brothers Aggregate Bond Index. This index is a broad-based index covering investment-grade bonds with maturities greater than one year.

TAX-FREE BOND FUNDS

SCHWAB SHORT/INTERMEDIATE TAX-FREE BOND FUND invests primarily in municipal bonds with dollar-weighted average maturities of two to five years. Its share price will generally be less volatile than that of longer-term bond funds but will generally provide lower returns.

SCHWAB LONG-TERM TAX-FREE BOND FUND invests in municipal bonds with dollar-weighted average maturities of 10 years or more. It is designed to provide higher tax-free income than is usually available with shorter-term funds; however, its net asset value may be more volatile than that of shorter-term bond funds.

SCHWAB CALIFORNIA SHORT/INTERMEDIATE TAX-FREE BOND FUND invests primarily in California municipal bonds with dollar-weighted average maturities of two to five years. Its share price will generally be less volatile than that of longer-term bond funds but will generally provide lower returns.

SCHWAB CALIFORNIA LONG-TERM TAX-FREE BOND FUND invests primarily in securities issued by or on behalf of the state of California and its political subdivisions, agencies and instrumentalities, and seeks to maintain a dollar-weighted average maturity of 10 years or longer. It is designed to provide higher tax-free income than is available with shorter-term funds; however, its net asset value may be more volatile than that of shorter-term bond funds.

If you would like more information on any of these funds, please call us toll free at 800-435-4000 and request a free prospectus, which contains more information, including fees and expenses. Please be sure to read the prospectus before investing.

WE MAKE IT EASY TO INVEST

We try to make it easy and convenient for you to invest in our SchwabFunds.-Registered Trademark- In addition to our automated methods that allow you to invest or transfer money to your Schwab account on a regular basis, you can also invest through our Web site at WWW.SCHWAB.COM; through our automated touch-tone telephone service, TeleBroker,-Registered Trademark- by calling 800-272-4922; or in person at any of our nationwide branches.

 KEEPING YOU INFORMED

 One of our top priorities at Charles Schwab is to keep you informed about your investments and potential opportunities in the marketplace. For a wealth of information about our investment philosophy and funds, as well as about the market and economic environment, visit our Web site:
 WWW.SCHWAB.COM/SCHWABFUNDS.

(1) Some investors may be subject to AMT; consult your tax advisor.

MARKET OVERVIEW

U.S. ECONOMIC GROWTH

The U.S. economy, as measured by gross domestic product (GDP), continued its remarkable expansion with a strong real growth rate of 4.3% during 1998--a rate well in excess of the Federal Reserve's target range of 2.5% to 3.0%. The fourth-quarter growth rate of 6.0% marks the thirty-first consecutive quarter of positive growth--the longest peacetime expansion ever. Strong consumer spending leveraged by record domestic stock market levels and its associated wealth effect continued to provide momentum for this historic expansion.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC


                              REAL GDP GROWTH RATE
                           QUARTERLY PERCENTAGE CHANGE
                                (ANNUALIZED RATE)

Q1 1990                                3.9%
Q2 1990                                1.2%
Q3 1990                               -1.9%
Q4 1990                               -4.0%
Q1 1991                               -2.1%
Q2 1991                                1.8%
Q3 1991                                1.0%
Q4 1991                                1.0%
Q1 1992                                4.7%
Q2 1992                                2.5%
Q3 1992                                3.0%
Q4 1992                                4.3%
Q1 1993                                0.1%
Q2 1993                                2.0%
Q3 1993                                2.1%
Q4 1993                                5.3%
Q1 1994                                3.0%
Q2 1994                                4.7%
Q3 1994                                1.8%
Q4 1994                                3.6%
Q1 1995                                1.7%
Q2 1995                                0.4%
Q3 1995                                3.3%
Q4 1995                                2.8%
Q1 1996                                3.3%
Q2 1996                                6.1%
Q3 1996                                2.1%
Q4 1996                                4.2%
Q1 1997                                4.2%
Q2 1997                                4.0%
Q3 1997                                4.2%
Q4 1997                                3.0%
Q1 1998                                5.5%
Q2 1998                                1.8%
Q3 1998                                3.7%
Q4 1998                                6.0%
Source: BLOOMBERG L.P.


At the time of this writing, the consensus of most economists is that the U.S. economy appears poised for continued growth, albeit at a more moderate rate than in 1998. High levels of consumer confidence, low interest rates, rising real wages and strong gains in stock prices have been the principal factors contributing to this lengthy expansion. Although economic problems across the globe continue to be an ongoing area of concern for the U.S. economy, the effect of these problems thus far has been less severe than many originally predicted. Going forward, the behavior of domestic consumers in response to recent stock market volatility may also be a key determinant of whether the economy continues on its current course or softens in 1999.

UNEMPLOYMENT

After declining to 4.3% in December and January-- the lowest level in 28 years--the U.S. unemployment rate stood at 4.4% in February. Labor markets continue to be extremely tight as growth in the labor force has slowed, leading to some concern that wage increases may begin to put more pressure on labor costs (refer to Employment Cost Index below).

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC


              U.S. UNEMPLOYMENT RATE

Jan-90                 5.4%
Feb-90                 5.3%
Mar-90                 5.2%
Apr-90                 5.4%
May-90                 5.4%
Jun-90                 5.2%
Jul-90                 5.5%
Aug-90                 5.7%
Sep-90                 5.9%
Oct-90                 5.9%
Nov-90                 6.2%
Dec-90                 6.3%
Jan-91                 6.4%
Feb-91                 6.6%
Mar-91                 6.8%
Apr-91                 6.7%
May-91                 6.9%
Jun-91                 6.9%
Jul-91                 6.8%
Aug-91                 6.9%
Sep-91                 6.9%
Oct-91                 7.0%
Nov-91                 7.0%
Dec-91                 7.3%
Jan-92                 7.3%
Feb-92                 7.4%
Mar-92                 7.4%
Apr-92                 7.4%
May-92                 7.6%
Jun-92                 7.8%
Jul-92                 7.7%
Aug-92                 7.6%
Sep-92                 7.6%
Oct-92                 7.3%
Nov-92                 7.4%
Dec-92                 7.4%
Jan-93                 7.3%
Feb-93                 7.1%
Mar-93                 7.0%
Apr-93                 7.1%
May-93                 7.1%
Jun-93                 7.0%
Jul-93                 6.9%
Aug-93                 6.8%
Sep-93                 6.7%
Oct-93                 6.8%
Nov-93                 6.6%
Dec-93                 6.5%
Jan-94                 6.6%
Feb-94                 6.6%
Mar-94                 6.5%
Apr-94                 6.4%
May-94                 6.0%
Jun-94                 6.1%
Jul-94                 6.1%
Aug-94                 6.1%
Sep-94                 5.9%
Oct-94                 5.8%
Nov-94                 5.6%
Dec-94                 5.4%
Jan-95                 5.6%
Feb-95                 5.4%
Mar-95                 5.4%
Apr-95                 5.7%
May-95                 5.6%
Jun-95                 5.6%
Jul-95                 5.7%
Aug-95                 5.7%
Sep-95                 5.7%
Oct-95                 5.6%
Nov-95                 5.6%
Dec-95                 5.6%
Jan-96                 5.7%
Feb-96                 5.5%
Mar-96                 5.5%
Apr-96                 5.5%
May-96                 5.6%
Jun-96                 5.3%
Jul-96                 5.5%
Aug-96                 5.1%
Sep-96                 5.2%
Oct-96                 5.2%
Nov-96                 5.3%
Dec-96                 5.4%
Jan-97                 5.3%
Feb-97                 5.3%
Mar-97                 5.1%
Apr-97                 5.0%
May-97                 4.7%
Jun-97                 5.0%
Jul-97                 4.7%
Aug-97                 4.9%
Sep-97                 4.7%
Oct-97                 4.7%
Nov-97                 4.6%
Dec-97                 4.7%
Jan-98                 4.5%
Feb-98                 4.6%
Mar-98                 4.6%
Apr-98                 4.3%
May-98                 4.3%
Jun-98                 4.5%
Jul-98                 4.5%
Aug-98                 4.5%
Sep-98                 4.5%
Oct-98                 4.5%
Nov-98                 4.4%
Dec-98                 4.3%
Jan-99                 4.3%
Feb-99                 4.4%
SOURCE: BLOOMBERG L.P.


INFLATION

Price inflation remained remarkably well contained. The Consumer Price Index
(CPI) rose just 1.6% for the 12-month period ended February 28, 1999. Its core rate (which excludes the more volatile food and energy components) rose 2.1%. For all of 1998, overall producer prices fell 0.1% after dropping 1.2% in 1997, marking the first time that the index, which was created in 1947, has fallen for two consecutive years.

The Employment Cost Index (which measures inflation in wages, salaries and benefits) increased 3.4% for the year ended December 1998, its largest calendar-year increase since 1993.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC


                                                      MEASURES OF INFLATION
             QUARTERLY EMPLOYMENT COST INDEX       MONTHLY CONSUMER PRICE INDEX

Jan-90                     5.5%                               5.2%
Feb-90                     5.5%                               5.3%
Mar-90                     5.5%                               5.2%
Apr-90                     5.4%                               4.7%
May-90                     5.4%                               4.4%
Jun-90                     5.4%                               4.7%
Jul-90                     5.2%                               4.8%
Aug-90                     5.2%                               5.6%
Sep-90                     5.2%                               6.2%
Oct-90                     4.9%                               6.3%
Nov-90                     4.9%                               6.3%
Dec-90                     4.9%                               6.1%
Jan-91                     4.6%                               5.7%
Feb-91                     4.6%                               5.3%
Mar-91                     4.6%                               4.9%
Apr-91                     4.6%                               4.9%
May-91                     4.6%                               5.0%
Jun-91                     4.6%                               4.7%
Jul-91                     4.3%                               4.4%
Aug-91                     4.3%                               3.8%
Sep-91                     4.3%                               3.4%
Oct-91                     4.3%                               2.9%
Nov-91                     4.3%                               3.0%
Dec-91                     4.3%                               3.1%
Jan-92                     4.0%                               2.6%
Feb-92                     4.0%                               2.8%
Mar-92                     4.0%                               3.2%
Apr-92                     3.6%                               3.2%
May-92                     3.6%                               3.0%
Jun-92                     3.6%                               3.1%
Jul-92                     3.5%                               3.2%
Aug-92                     3.5%                               3.1%
Sep-92                     3.5%                               3.0%
Oct-92                     3.5%                               3.2%
Nov-92                     3.5%                               3.0%
Dec-92                     3.5%                               2.9%
Jan-93                     3.5%                               3.3%
Feb-93                     3.5%                               3.2%
Mar-93                     3.5%                               3.1%
Apr-93                     3.6%                               3.2%
May-93                     3.6%                               3.2%
Jun-93                     3.6%                               3.0%
Jul-93                     3.6%                               2.8%
Aug-93                     3.6%                               2.8%
Sep-93                     3.6%                               2.7%
Oct-93                     3.5%                               2.8%
Nov-93                     3.5%                               2.7%
Dec-93                     3.5%                               2.7%
Jan-94                     3.2%                               2.5%
Feb-94                     3.2%                               2.5%
Mar-94                     3.2%                               2.5%
Apr-94                     3.2%                               2.4%
May-94                     3.2%                               2.3%
Jun-94                     3.2%                               2.5%
Jul-94                     3.2%                               2.8%
Aug-94                     3.2%                               2.9%
Sep-94                     3.2%                               3.0%
Oct-94                     3.0%                               2.6%
Nov-94                     3.0%                               2.7%
Dec-94                     3.0%                               2.7%
Jan-95                     2.9%                               2.8%
Feb-95                     2.9%                               2.9%
Mar-95                     2.9%                               2.9%
Apr-95                     2.9%                               3.1%
May-95                     2.9%                               3.2%
Jun-95                     2.9%                               3.0%
Jul-95                     2.7%                               2.8%
Aug-95                     2.7%                               2.6%
Sep-95                     2.7%                               2.5%
Oct-95                     2.7%                               2.8%
Nov-95                     2.7%                               2.6%
Dec-95                     2.7%                               2.5%
Jan-96                     2.8%                               2.7%
Feb-96                     2.8%                               2.7%
Mar-96                     2.8%                               2.8%
Apr-96                     2.9%                               2.9%
May-96                     2.9%                               2.9%
Jun-96                     2.9%                               2.8%
Jul-96                     2.8%                               3.0%
Aug-96                     2.8%                               2.9%
Sep-96                     2.8%                               3.0%
Oct-96                     2.9%                               3.0%
Nov-96                     2.9%                               3.3%
Dec-96                     2.9%                               3.3%
Jan-97                     2.9%                               3.0%
Feb-97                     2.9%                               3.0%
Mar-97                     2.9%                               2.8%
Apr-97                     2.8%                               2.5%
May-97                     2.8%                               2.2%
Jun-97                     2.8%                               2.3%
Jul-97                     3.0%                               2.2%
Aug-97                     3.0%                               2.2%
Sep-97                     3.0%                               2.2%
Oct-97                     3.3%                               2.1%
Nov-97                     3.3%                               1.8%
Dec-97                     3.3%                               1.7%
Jan-98                     3.3%                               1.6%
Feb-98                     3.3%                               1.4%
Mar-98                     3.3%                               1.4%
Apr-98                     3.5%                               1.4%
May-98                     3.5%                               1.7%
Jun-98                     3.5%                               1.7%
Jul-98                     3.5%                               1.7%
Aug-98                     3.7%                               1.6%
Sep-98                     3.7%                               1.5%
Oct-98                     3.4%                               1.5%
Nov-98                     3.4%                               1.5%
Dec-98                     3.4%                               1.6%
Jan-99                                                        1.7%
Feb-99                                                        1.6%
Source: Bloomberg L.P.


Although price inflation has been well contained, the combination of a tight labor market (as evidenced by low unemployment rates) and strong economic growth typically leads to inflationary pressures on wages and, ultimately, prices. In this environment, productivity growth becomes particularly important. Strong productivity gains allow companies to pay higher wages without raising prices. Non-farm productivity grew at an annualized rate of 2.2% in 1998, continuing a healthy trend that began in 1996.

ASSET CLASS PERFORMANCE

Following a sharp correction in July and August, the domestic equities market rallied strongly during the six-month reporting period ended February 28, 1999.


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

     TOTAL RETURN PERFORMANCE
    VALUE OF A HYPOTHETICAL $1
            INVESTMENT
                                                             S&P 500-REGISTERED
             MSCI-EAFE-REGISTERED TRADEMARK-(ND)INDEX           TRADEMARK INDEX

Aug-98                      $1.000                                   $1.000
Sep-98                      $0.969                                   $1.064
Oct-98                      $1.070                                   $1.151
Nov-98                      $1.125                                   $1.220
Dec-98                      $1.170                                   $1.291
Jan-99                      $1.166                                   $1.345
Feb-99                      $1.138                                   $1.303



EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

     TOTAL RETURN PERFORMANCE
    VALUE OF A HYPOTHETICAL $1
            INVESTMENT
                             RUSSELL 2000-REGISTERED          LEHMAN AGGREGATE
                                 TRADEMARK INDEX                 BOND INDEX

Aug-98                                $1.000                        $1.000
Sep-98                                $1.078                        $1.023
Oct-98                                $1.122                        $1.018
Nov-98                                $1.181                        $1.024
Dec-98                                $1.254                        $1.027
Jan-99                                $1.271                        $1.034
Feb-99                                $1.168                        $1.016

COMPILED BY CHARLES SCHWAB & CO., INC.

TOTAL RETURN ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The indices represent returns of specific market sectors during the reporting period and do not reflect the performance of any fund. Indices are unmanaged and, unlike a fund, do not reflect the payment of advisory fees and other expenses associated with an investment in a fund. Investors cannot invest in an index directly.

Large-cap domestic stocks, as represented by the S&P 500 Index, continued to be the strongest-performing asset class, achieving a total return of 30.3% for the six-month period. Within the S&P 500, the strongest performance was concentrated in the very largest stocks. Small-cap stocks, as represented by the Russell 2000 Index, also experienced a strong total return of 16.8%.

International stock returns were characterized by the markedly divergent performance between Asian markets, most of which languished, and European markets, most of which experienced healthy gains for the period. Combined, international stock returns, as represented by the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI-EAFE) Index, experienced a positive total return of 13.8% for the six-month reporting period.

Reflecting the moderate rise in intermediate- and long-term interest rates, fixed income returns were generally weak for the period. Bond returns, as represented by the Lehman Brothers Aggregate Bond Index, were 1.6% for the six-month reporting period.

U.S. EQUITY VALUATION

The price/earnings ratio (P/E) for the S&P 500 Index reached new record highs during the reporting period and ended the period at a lofty 32.5 times earnings. The P/E, also known as a multiple, is the price of a stock divided by its earnings per share and generally indicates how much investors are willing to pay for a company's earning potential. Based on other traditional market valuation measures, such as the price-to-book value ratio or dividend yield, the U.S. stock market continues to remain at high valuation levels.



EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

S&P 500 PRICE/EARNINGS RATIO

Jan-90                            14.37
Feb-90                            14.21
Mar-90                            14.77
Apr-90                            14.82
May-90                            15.84
Jun-90                            16.66
Jul-90                            16.65
Aug-90                            15.57
Sep-90                            14.90
Oct-90                            14.36
Nov-90                            14.59
Dec-90                            15.19
Jan-91                            14.95
Feb-91                            16.82
Mar-91                            17.48
Apr-91                            17.85
May-91                            17.92
Jun-91                            17.96
Jul-91                            18.07
Aug-91                            19.72
Sep-91                            19.88
Oct-91                            19.92
Nov-91                            21.02
Dec-91                            21.85
Jan-92                            23.35
Feb-92                            23.83
Mar-92                            25.45
Apr-92                            25.51
May-92                            25.71
Jun-92                            25.08
Jul-92                            25.61
Aug-92                            25.50
Sep-92                            24.37
Oct-92                            23.94
Nov-92                            24.08
Dec-92                            24.01
Jan-93                            24.20
Feb-93                            24.25
Mar-93                            24.22
Apr-93                            23.20
May-93                            23.21
Jun-93                            22.58
Jul-93                            22.52
Aug-93                            23.02
Sep-93                            23.74
Oct-93                            23.97
Nov-93                            22.55
Dec-93                            23.55
Jan-94                            22.98
Feb-94                            21.17
Mar-94                            20.34
Apr-94                            20.10
May-94                            20.16
Jun-94                            19.76
Jul-94                            18.64
Aug-94                            18.90
Sep-94                            18.26
Oct-94                            17.55
Nov-94                            16.58
Dec-94                            16.98
Jan-95                            16.23
Feb-95                            16.20
Mar-95                            16.50
Apr-95                            16.02
May-95                            16.43
Jun-95                            16.82
Jul-95                            16.55
Aug-95                            16.18
Sep-95                            16.86
Oct-95                            16.18
Nov-95                            17.14
Dec-95                            17.41
Jan-96                            18.11
Feb-96                            18.56
Mar-96                            18.94
Apr-96                            19.16
May-96                            19.48
Jun-96                            19.30
Jul-96                            18.31
Aug-96                            18.62
Sep-96                            19.75
Oct-96                            19.60
Nov-96                            21.05
Dec-96                            20.70
Jan-97                            20.55
Feb-97                            20.98
Mar-97                            19.87
Apr-97                            20.24
May-97                            21.43
Jun-97                            22.45
Jul-97                            23.92
Aug-97                            22.64
Sep-97                            24.00
Oct-97                            22.84
Nov-97                            24.02
Dec-97                            24.51
Jan-98                            24.99
Feb-98                            26.44
Mar-98                            27.76
Apr-98                            26.51
May-98                            26.12
Jun-98                            27.09
Jul-98                            26.78
Aug-98                            22.77
Sep-98                            24.23
Oct-98                            27.58
Nov-98                            30.14
Dec-98                            31.97
Jan-99                            33.73
Feb-99                            32.47
30-Year Average                   15.08
Source: BLOOMBERG L.P.


TREASURY YIELDS

During the first two months of the reporting period, Treasury yields continued to decline--a trend that began in the second quarter of 1997. This was largely a response to international economic problems as investors seeking a safe haven increased demand for U.S. Treasury securities and bid up prices, thereby decreasing Treasury bond yields. Other factors that contributed to favorable fixed income market conditions included the Federal Reserve's decision to leave rates unchanged throughout most of 1998, which was due in part to international market turbulence, and positive economic statistics. This showed strong growth coupled with contained inflation.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC


    30-YEAR AND FIVE-YEAR TREASURY BOND YIELDS

                                    30-YEAR TREASURY  FIVE-YEAR TREASURY
                                       BOND YIELD         NOTE YIELD

8/7/98                                     5.63%             5.38%
8/14/98                                    5.54%             5.33%
8/21/98                                    5.43%             5.19%
8/28/98                                    5.34%             4.90%
9/4/98                                     5.29%             4.89%
9/11/98                                    5.23%             4.65%
9/18/98                                    5.15%             4.52%
9/25/98                                    5.11%             4.37%
10/2/98                                    4.84%             4.08%
10/9/98                                    5.12%             4.46%
10/16/98                                   4.98%             4.04%
10/23/98                                   5.18%             4.30%
10/30/98                                   5.16%             4.23%
11/6/98                                    5.39%             4.59%
11/13/98                                   5.25%             4.50%
11/20/98                                   5.22%             4.60%
11/27/98                                   5.16%             4.59%
12/4/98                                    5.04%             4.39%
12/11/98                                   5.02%             4.39%
12/18/98                                   5.00%             4.36%
12/25/98                                   5.22%             4.71%
1/1/99                                     5.10%             4.54%
1/8/99                                     5.27%             4.73%
1/15/99                                    5.11%             4.55%
1/22/99                                    5.08%             4.52%
1/29/99                                    5.09%             4.55%
2/5/99                                     5.35%             4.86%
2/12/99                                    5.42%             4.96%
2/19/99                                    5.39%             4.99%
2/26/99                                    5.58%             5.22%
SOURCE: BLOOMBERG L.P.

In an effort to provide liquidity to financial markets and shelter the U.S. economy from the impact of increasing weakness in foreign economies, the Federal Reserve cut short-term interest rates three times during September and October. At the time of this writing, the federal funds rate stands at 4.75%.

Toward the end of the reporting period, in response to both continued strong domestic economic growth and scaled-back concerns about the impact of international economic problems, Treasury yields reversed course, ending the period approximately 1% higher than their lows reached in October.

MUNICIPAL BOND YIELDS

As was the case with Treasury yields, municipal bond yields appeared to end their longer-term decline and settle into a trading range during the six-month reporting period.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC


     30-YEAR AND FIVE-YEAR AAA GENERAL
                OBLIGATION
           MUNICIPAL BOND YIELDS

              Bond Buyer 40 Muni Bond Yields   Five-Year AAA GO Muni Bond Yields

8/29/97                     5.30%                          4.34%
9/5/97                      5.26%                          4.30%
9/12/97                     5.23%                          4.27%
9/19/97                     5.15%                          4.19%
9/26/97                     5.15%                          4.19%
10/3/97                     5.13%                          4.17%
10/10/97                    5.21%                          4.25%
10/17/97                    5.25%                          4.29%
10/24/97                    5.20%                          4.24%
10/31/97                    5.12%                          4.16%
11/7/97                     5.15%                          4.17%
11/14/97                    5.14%                          4.16%
11/21/97                    5.15%                          4.15%
11/28/97                    5.17%                          4.17%
12/5/97                     5.11%                          4.11%
12/12/97                    5.01%                          4.08%
12/19/97                    4.98%                          4.05%
12/26/97                    4.98%                          4.05%
1/2/98                      4.96%                          4.03%
1/9/98                      4.87%                          3.99%
1/16/98                     4.83%                          3.95%
1/23/98                     4.93%                          4.05%
1/30/98                     4.92%                          4.04%
2/6/98                      4.93%                          4.05%
2/13/98                     4.89%                          4.01%
2/20/98                     4.89%                          4.01%
2/27/98                     4.96%                          4.03%
3/6/98                      5.04%                          4.11%
3/13/98                     5.04%                          4.10%
3/20/98                     5.01%                          4.05%
3/27/98                     5.04%                          4.08%
4/3/98                      5.00%                          4.04%
4/10/98                     5.03%                          4.07%
4/17/98                     5.04%                          4.08%
4/24/98                     5.10%                          4.19%
5/1/98                      5.13%                          4.23%
5/8/98                      5.11%                          4.21%
5/15/98                     5.09%                          4.19%
5/22/98                     5.03%                          4.15%
5/29/98                     4.97%                          4.09%
6/5/98                      4.96%                          4.08%
6/12/98                     4.92%                          4.04%
6/19/98                     4.94%                          4.10%
6/26/98                     4.94%                          4.08%
7/3/98                      4.93%                          4.09%
7/10/98                     4.93%                          4.09%
7/17/98                     5.00%                          4.15%
7/24/98                     4.98%                          4.08%
7/31/98                     4.97%                          4.07%
8/7/98                      4.94%                          4.07%
8/14/98                     4.93%                          4.01%
8/21/98                     4.88%                          3.96%
8/28/98                     4.86%                          3.92%
9/4/98                      5.15%                          3.89%
9/11/98                     5.13%                          3.87%
9/18/98                     5.10%                          3.81%
9/25/98                     5.09%                          3.79%
10/2/98                     4.97%                          3.70%
10/9/98                     5.12%                          3.71%
10/16/98                    5.05%                          3.67%
10/23/98                    5.14%                          3.73%
10/30/98                    5.13%                          3.70%
11/6/98                     5.18%                          3.78%
11/13/98                    5.14%                          3.77%
11/20/98                    5.12%                          3.74%
11/27/98                    5.11%                          3.74%
12/4/98                     5.11%                          3.73%
12/11/98                    5.10%                          3.73%
12/18/98                    5.13%                          3.74%
12/25/98                    5.20%                          3.79%
1/1/99                      5.16%                          3.77%
1/8/99                      5.20%                          3.83%
1/15/99                     5.17%                          3.76%
1/22/99                     5.14%                          3.71%
1/29/99                     5.09%                          3.63%
2/5/99                      5.15%                          3.66%
2/12/99                     5.15%                          3.64%
2/19/99                     5.15%                          3.65%
2/26/99                     5.17%                          3.70%
Source: Bloomberg L.P.


The ratio of municipal-to-Treasury bond yields reached new highs during October. This was the result of strong investor demand for Treasury securities typically referred to as the "flight to quality." Later in the reporting period as investors' concerns over international economic problems subsided, this ratio backed off from its October highs. This reversal was most pronounced for shorter maturities (refer to the five-year ratio below). This was the result of strong retail investor demand. At the close of the reporting period, long-term municipal bond yields continued to be very attractive relative to Treasury yields.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC


RATIO OF MUNICIPAL BOND YIELDS
              TO
   TREASURY BOND YIELDS FOR
  30-YEAR AND FIVE-YEAR BONDS


                                 30-Year Bond Yields  Five-Year Bond Yields
8/29/97                                   80.2%                69.8%
9/5/97                                    79.2%                69.0%
9/12/97                                   79.4%                69.2%
9/19/97                                   80.7%                69.7%
9/26/97                                   80.8%                69.9%
10/3/97                                   81.6%                71.0%
10/10/97                                  81.0%                70.6%
10/17/97                                  81.5%                70.6%
10/24/97                                  82.9%                71.9%
10/31/97                                  83.3%                72.9%
11/7/97                                   83.6%                71.8%
11/14/97                                  84.1%                71.7%
11/21/97                                  85.4%                72.2%
11/28/97                                  85.5%                71.4%
12/5/97                                   84.0%                69.9%
12/12/97                                  84.5%                71.7%
12/19/97                                  84.1%                70.9%
12/26/97                                  84.4%                70.9%
1/2/98                                    84.9%                71.8%
1/9/98                                    85.0%                76.0%
1/16/98                                   83.1%                73.1%
1/23/98                                   82.6%                73.4%
1/30/98                                   84.8%                75.1%
2/6/98                                    83.3%                74.0%
2/13/98                                   83.6%                74.0%
2/20/98                                   83.3%                73.0%
2/27/98                                   83.8%                72.1%
3/6/98                                    83.7%                72.8%
3/13/98                                   85.5%                74.1%
3/20/98                                   85.1%                73.0%
3/27/98                                   84.6%                71.9%
4/3/98                                    86.3%                73.7%
4/10/98                                   85.5%                73.3%
4/17/98                                   85.8%                73.4%
4/24/98                                   85.8%                74.4%
5/1/98                                    86.5%                75.2%
5/8/98                                    85.5%                74.6%
5/15/98                                   85.2%                73.9%
5/22/98                                   85.3%                73.5%
5/29/98                                   85.7%                73.7%
6/5/98                                    85.7%                72.9%
6/12/98                                   86.9%                74.2%
6/19/98                                   87.1%                74.4%
6/26/98                                   87.7%                74.3%
7/3/98                                    88.1%                75.6%
7/10/98                                   87.6%                75.8%
7/17/98                                   87.0%                75.7%
7/24/98                                   87.6%                74.5%
7/31/98                                   87.0%                74.0%
8/7/98                                    87.7%                75.7%
8/14/98                                   89.0%                75.2%
8/21/98                                   89.8%                76.3%
8/28/98                                   91.0%                80.0%
9/4/98                                    97.4%                79.5%
9/11/98                                   98.1%                83.3%
9/18/98                                   99.1%                84.4%
9/25/98                                   99.6%                86.8%
10/2/98                                  102.7%                90.6%
10/9/98                                  100.1%                83.1%
10/16/98                                 101.4%                90.8%
10/23/98                                  99.3%                86.7%
10/30/98                                  99.5%                87.4%
11/6/98                                   96.2%                82.3%
11/13/98                                  97.9%                83.7%
11/20/98                                  98.1%                81.4%
11/27/98                                  99.1%                81.4%
12/4/98                                  101.4%                85.0%
12/11/98                                 101.5%                85.0%
12/18/98                                 102.6%                85.7%
12/25/98                                  99.7%                80.5%
1/1/99                                   101.3%                83.0%
1/8/99                                    98.6%                80.9%
1/15/99                                  101.2%                82.6%
1/22/99                                  101.1%                82.1%
1/29/99                                  100.1%                79.8%
2/5/99                                    96.3%                75.3%
2/12/99                                   95.0%                73.3%
2/19/99                                   95.6%                73.1%
2/26/99                                   92.7%                70.9%
Source: Bloomberg L.P.

SCHWAB CALIFORNIA SHORT/INTERMEDIATE TAX-FREE BOND FUND
FUND PERFORMANCE

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 2/28/99
                                                                    SINCE
                                SIX                               INCEPTION
                             MONTHS(1)   ONE YEAR   FIVE YEARS    (4/21/93)
----------------------------------------------------------------------------
SCHWAB CALIFORNIA SHORT/
INTERMEDIATE TAX-FREE
BOND FUND(2)                     2.39%       4.78%       4.71%        4.65%
----------------------------------------------------------------------------
Lehman Brothers Three-Year
 Municipal Bond Index            2.65%       5.36%       5.15%        4.95%
----------------------------------------------------------------------------



                                                             30-DAY SEC
                                                                YIELD

-----------------------------------------------------------------------
SCHWAB CALIFORNIA SHORT/INTERMEDIATE
TAX-FREE BOND FUND(2)                                             3.46%
-----------------------------------------------------------------------
Lehman Brothers Three-Year Municipal Bond Index                     N/A
-----------------------------------------------------------------------

National Association of Securities Dealers (NASD) regulations require that we report performance data as of the most recent calendar quarter--in this case, the quarter ended 12/31/98. As of 12/31/98, the Fund's six-month, one-year, five-year and since-inception average annual total returns were 2.98%, 4.83%, 4.38% and 4.63%, respectively. The 30-day SEC yield as of 12/31/98 was 3.57%.(3)

TAXABLE-EQUIVALENT YIELD

The taxable-equivalent yield represents the pre-tax yield that a taxable investment would have to pay to be equivalent to a tax-exempt yield on an after-tax basis and may be helpful in evaluating the performance of a tax-exempt investment. The table below shows the Fund's 30-day SEC yield as of 2/28/99 and the taxable-equivalent yield,(1) assuming a maximum combined federal and state of California personal income tax rate of 45.22%. Shareholder tax rates may be different.

                                                           TAXABLE-
                                                          EQUIVALENT
                                              30-DAY      30-DAY SEC
                                            SEC YIELD        YIELD
-----------------------------------------------------------------------
Schwab California Short/Intermediate
 Tax-Free Bond Fund                           3.46%          6.32%
-----------------------------------------------------------------------

(1) Actual, not annualized, since period is less than one year.

(2) A portion of the Fund's expenses was reduced during the reporting period. Without such reductions, as of 2/28/99, the Fund's six-month, one-year, five-year and since-inception average annual total returns would have been 2.24%, 4.49%, 4.34% and 4.24%, respectively. The 30-day SEC yield as of 2/28/99 would have been 3.12%.

(3) A portion of the Fund's expenses was reduced during the reporting period. Without such reductions, as of 12/31/98, the Fund's six-month, one-year, five-year and since-inception average annual total returns would have been 2.90%, 4.49%, 4.01% and 4.21%, respectively. The 30-day SEC yield as of 12/31/98 would have been 3.22%.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT


           SCHWAB CA SHORT/INTERMEDIATE           LEHMAN BROTHERS 3-YEAR
               TAX-FREE BOND FUND                 MUNICIPAL BOND INDEX
4/21/93             $10,000                               $10,000
4/30/93              $9,990                                $9,994
5/31/93             $10,037                               $10,021
6/30/93             $10,136                               $10,085
7/31/93             $10,157                               $10,090
8/31/93             $10,257                               $10,185
9/30/93             $10,328                               $10,229
10/31/93            $10,340                               $10,251
11/30/93            $10,310                               $10,237
12/31/93            $10,444                               $10,345
1/31/94             $10,517                               $10,429
2/28/94             $10,372                               $10,332
3/31/94             $10,188                               $10,207
4/30/94             $10,239                               $10,267
5/31/94             $10,272                               $10,315
6/30/94             $10,253                               $10,318
7/31/94             $10,356                               $10,404
8/31/94             $10,390                               $10,441
9/30/94             $10,350                               $10,415
10/31/94            $10,280                               $10,390
11/30/94            $10,167                               $10,371
12/31/94            $10,227                               $10,416
1/31/95             $10,350                               $10,502
2/28/95             $10,503                               $10,613
3/31/95             $10,598                               $10,708
4/30/95             $10,614                               $10,744
5/31/95             $10,826                               $10,909
6/30/95             $10,809                               $10,935
7/31/95             $10,925                               $11,050
8/31/95             $11,030                               $11,137
9/30/95             $11,090                               $11,168
10/31/95            $11,174                               $11,222
11/30/95            $11,256                               $11,294
12/31/95            $11,296                               $11,341
1/31/96             $11,366                               $11,430
2/29/96             $11,358                               $11,432
3/31/96             $11,308                               $11,404
4/30/96             $11,325                               $11,418
5/31/96             $11,332                               $11,428
6/30/96             $11,393                               $11,497
7/31/96             $11,466                               $11,560
8/31/96             $11,483                               $11,577
9/30/96             $11,557                               $11,648
10/31/96            $11,634                               $11,730
11/30/96            $11,742                               $11,839
12/31/96            $11,737                               $11,845
1/31/97             $11,776                               $11,897
2/28/97             $11,837                               $11,955
3/31/97             $11,762                               $11,893
4/30/97             $11,815                               $11,944
5/31/97             $11,916                               $12,041
6/30/97             $11,991                               $12,112
7/31/97             $12,139                               $12,256
8/31/97             $12,120                               $12,231
9/30/97             $12,196                               $12,319
10/31/97            $12,227                               $12,374
11/30/97            $12,268                               $12,410
12/31/97            $12,346                               $12,494
1/31/98             $12,433                               $12,576
2/28/98             $12,459                               $12,603
3/31/98             $12,467                               $12,623
4/30/98             $12,435                               $12,605
5/31/98             $12,540                               $12,723
6/30/98             $12,568                               $12,766
7/31/98             $12,635                               $12,812
8/31/98             $12,749                               $12,936
9/30/98             $12,863                               $13,019
10/31/98            $12,892                               $13,081
11/30/98            $12,931                               $13,113
12/31/98            $12,942                               $13,144
1/31/99             $13,054                               $13,264
2/28/99             $13,054                               $13,278


The above graph compares the growth of a hypothetical $10,000 investment in the Schwab California Short/ Intermediate Tax-Free Bond Fund, made at its inception, with a similar investment in the Lehman Brothers Three-Year Municipal Bond Index.

 THE INFORMATION PRESENTED IS HISTORICAL AND DOES NOT REPRESENT FUTURE RESULTS. TOTAL RETURNS ASSUME REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. PRINCIPAL VALUE AND INVESTMENT RETURNS WILL FLUCTUATE, SO AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Indices are unmanaged and do not reflect advisory fees and other expenses associated with an investment in the Fund. Investors cannot invest in an index directly.

ASSETS

---------------------------------------------------------------------------
Total net assets as of 2/28/98 (000s)                             $  70,949
---------------------------------------------------------------------------
Total net assets as of 2/28/99 (000s)                             $ 114,987
---------------------------------------------------------------------------
Percentage growth over reporting period                                 62%
---------------------------------------------------------------------------

SCHWAB CALIFORNIA SHORT/INTERMEDIATE TAX-FREE BOND FUND
PORTFOLIO SNAPSHOT

The Schwab California Short/Intermediate Tax-Free Bond Fund invests primarily in California tax-exempt or municipal securities. The information below provides a snapshot of the Fund's characteristics as of 2/28/99 and is not indicative of its composition after that date. The terms used below are defined beginning on page 20. A complete list of the securities in the Fund's portfolio as of 2/28/99 is provided in the Schedule of Investments later in this report.

FUND FACTS
                                 SCHWAB CALIFORNIA
                               SHORT/INTERMEDIATE
                               TAX-FREE BOND FUND            PEER GROUP AVERAGE+
-----------------------------------------------------------------------------
Number of Issues                         69                         107
-----------------------------------------------------------------------------
30-Day SEC Yield                       3.46%                       2.50%
-----------------------------------------------------------------------------
Average Coupon                        5.126%                       5.75%
-----------------------------------------------------------------------------
Weighted Average Maturity              4.23 years                  4.70 years
-----------------------------------------------------------------------------
Average Quality                          AA                          AA
-----------------------------------------------------------------------------
Average Duration                       3.57 years                  3.20 years
-----------------------------------------------------------------------------
Expense Ratio                          0.49%*                      0.83%
-----------------------------------------------------------------------------

* Reflects a voluntary reduction by the Investment Adviser and Schwab, which is guaranteed through at least 10/31/99.

+ Source: Morningstar. This information is as of 2/28/99, and is for illustrative purposes only. It is not intended to show, predict or guarantee future composition of the Fund. The Peer Group Average is based on the 104 municipal short-term funds as tracked by Morningstar.

MATURITY SCHEDULE: WEIGHTED AVERAGE
MATURITY AS OF 2/28/99

                                                        PERCENTAGE OF
                                                             FUND
                           VALUE       PERCENTAGE OF      INVESTMENTS
MATURITY RANGE             (000s)    FUND INVESTMENTS    (CUMULATIVE)
-----------------------------------------------------------------------
0 - 6 months           $    8,837           7.7%              7.7%
-----------------------------------------------------------------------
7 - 36 months          $   43,021          37.4%             45.1%
-----------------------------------------------------------------------
37 - 60 months         $   17,215          15.0%             60.1%
-----------------------------------------------------------------------
More than
60 months              $   45,843          39.9%            100.0%
-----------------------------------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                 INVESTMENT STYLE BOX(1)
                                      AS OF 2/28/99

    WEIGHTED AVERAGE MATURITY
Short   Medium       Long        AVERAGE CREDIT QUALITY
           X                             High
                                        Medium
                                         Low

(1) Source: Morningstar. The style box represents two of the main components of bond performance: interest rate sensitivity and credit quality. It illustrates the composition of the Fund's portfolio as of 2/28/99. It is not indicative of its holding after that date, nor does it represent a risk rating or any type of forecast of future performance. Placement is based on the Fund's weighted average maturity and the average credit quality of its portfolio. The Fund's weighted average maturity is considered short if it is less than four years, medium if it is greater than or equal to four years but less than 10 years, and long if it is equal to or greater than 10 years. Credit quality is defined on page 20. Average credit quality is considered high if it is AA or better, medium if it is BBB or A, and low if it is below BBB.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                     PORTFOLIO COMPOSITION AS A PERCENTAGE
                             OF FUND INVESTMENTS(2)
                                 as of 2/28/99

Municipal bonds               93.4%
Variable-rate
obligations                    6.5%
Temporary investments          0.1%


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                   PORTFOLIO COMPOSITION BY CREDIT QUALITY(3)
                                 as of 2/28/99

AAA                     56.5%
AA                      18.3%
A                       20.0%
Short-term ratings       3.5%
Unrated securities       1.7%


The charts above illustrate the composition of the Fund's portfolio as of 2/28/99, and are not indicative of its holdings after that date.

(2) These percentages do not take into account other assets and liabilities.

(3) Credit quality is based on published ratings from Standard & Poor's Ratings Group and/or Moody's Investor Service, which are recognized rating services. Categories reflect the higher published ratings for securities rated differently by the two agencies, and percentages are dollar-weighted.

TOP 10 HOLDINGS
% OF TOTAL NET ASSETS

----------------------------------------------------------------
Long Beach Harbor, California, RB Series 1998A,
5.50%, Maturity 5/15/05                                    3.76%
----------------------------------------------------------------
Alameda County, California, COP, 5.00%, Maturity
12/01/06                                                   3.23%
----------------------------------------------------------------
Orange County, California, Recovery COP, Series
1996A, 6.00%, Maturity 7/01/08                             2.98%
----------------------------------------------------------------
Los Angeles, California, Unified School District, COP
Series 1994B, 5.70%, Maturity 12/01/99                     2.86%
----------------------------------------------------------------
San Francisco, California, Bay Area Rapid Transit
District Sales Tax, RB Series 1998, 5.50%, Maturity
7/01/05                                                    2.85%
----------------------------------------------------------------
California State Public Works Board Lease Revenue
Refunding Bonds, Series 1998B, 4.50%, Maturity
9/01/05                                                    2.71%
----------------------------------------------------------------
Orange County, California Municipal District Water
Facilities, COP Series 1996, 4.60%, Maturity 7/01/01       2.68%
----------------------------------------------------------------
San Jose, California, Financing Authority Revenue
Refunding Bonds, Series 1993C, 5.90%, Maturity
9/01/04                                                    2.33%
----------------------------------------------------------------
California Statewide Community Development Authority
Revenue Refunding Bonds, Series 1998A, 5.00%,
Maturity 8/01/06                                           2.31%
----------------------------------------------------------------
California Health Facility Financial Authority RB
Series B, 5.00%, Maturity 10/01/08                         2.26%
----------------------------------------------------------------

SCHWAB CALIFORNIA LONG-TERM TAX-FREE BOND FUND
FUND PERFORMANCE

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 2/28/99

                                                                        SINCE
                                    SIX                               INCEPTION
                                 MONTHS(1)   ONE YEAR   FIVE YEARS    (2/24/92)
--------------------------------------------------------------------------------
SCHWAB CALIFORNIA LONG-TERM
TAX-FREE BOND FUND(2)                2.71%       5.92%       6.47%        7.72%
--------------------------------------------------------------------------------
Lehman Brothers General
 Obligation Municipal Bond Index     2.62%       6.15%       6.71%        7.51%
--------------------------------------------------------------------------------


                                                                    30-DAY SEC
                                                                       YIELD
------------------------------------------------------------------------------
SCHWAB CALIFORNIA LONG-TERM
TAX-FREE BOND FUND(2)                                                    4.53%
------------------------------------------------------------------------------
Lehman Brothers General Obligation Municipal Bond Index                    N/A
------------------------------------------------------------------------------

National Association of Securities Dealers (NASD) regulations require that we report performance data as of the most recent calendar quarter--in this case, the quarter ended 12/31/98. As of 12/31/98, the Fund's six-month, one-year, five-year and since-inception average annual total returns were 3.75%, 6.43%, 5.93% and 7.79%, respectively. The 30-day SEC yield as of 12/31/98 was 4.62%.(3)

TAXABLE-EQUIVALENT YIELD

The taxable-equivalent yield represents the pre-tax yield that a taxable investment would have to pay to be equivalent to a tax-exempt yield on an after-tax basis and may be helpful in evaluating the performance of a tax-exempt investment. The table below shows the Fund's 30-day SEC yield as of 2/28/99 and the taxable-equivalent yield,(1) assuming a maximum combined federal and state of California personal income tax rate of 45.22%. Shareholder tax rates may be different.

                                                                       TAXABLE-
                                                                      EQUIVALENT
                                                          30-DAY      30-DAY SEC
                                                        SEC YIELD        YIELD
--------------------------------------------------------------------------------
Schwab California Long-Term Tax-Free Bond Fund            4.53%          8.27%
--------------------------------------------------------------------------------

(1) Actual, not annualized, since period is less than one year.

(2) A portion of the Fund's expenses was reduced during the reporting period. Without such reductions, as of 2/28/99, the Fund's six-month, one-year, five-year and since-inception average annual total returns would have been 2.58%, 5.69%, 6.17% and 7.34%, respectively. The 30-day SEC yield as of 2/28/99 would have been 4.23%.

(3) A portion of the Fund's expenses was reduced during the reporting period. Without such reductions, as of 12/31/98, the Fund's six-month, one-year, five-year and since-inception average annual total returns would have been 3.66%, 6.16%, 5.64% and 7.41%, respectively. The 30-day SEC yield as of 12/31/98 would have been 4.32%.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT


            SCHWAB CA LONG-TERM     LEHMAN BROTHERS GENERAL OBLIGATION
            TAX-FREE BOND FUND             MUNICIPAL BOND INDEX


2/24/92         $10,000                            $10,000
3/31/92         $10,099                            $10,004
4/30/92         $10,217                            $10,093
5/31/92         $10,410                            $10,212
6/30/92         $10,633                            $10,383
7/31/92         $11,082                            $10,694
8/31/92         $10,786                            $10,590
9/30/92         $10,835                            $10,659
10/31/92        $10,474                            $10,554
11/30/92        $10,921                            $10,743
12/31/92        $11,110                            $10,853
1/31/93         $11,256                            $10,979
2/28/93         $11,775                            $11,376
3/31/93         $11,561                            $11,256
4/30/93         $11,674                            $11,370
5/31/93         $11,736                            $11,434
6/30/93         $11,969                            $11,624
7/31/93         $11,957                            $11,640
8/31/93         $12,235                            $11,882
9/30/93         $12,371                            $12,017
10/31/93        $12,412                            $12,041
11/30/93        $12,263                            $11,934
12/31/93        $12,541                            $12,186
1/31/94         $12,671                            $12,326
2/28/94         $12,304                            $12,006
3/31/94         $11,683                            $11,517
4/30/94         $11,768                            $11,615
5/31/94         $11,867                            $11,716
6/30/94         $11,747                            $11,644
7/31/94         $12,008                            $11,864
8/31/94         $12,026                            $11,905
9/30/94         $11,824                            $11,730
10/31/94        $11,508                            $11,521
11/30/94        $11,235                            $11,313
12/31/94        $11,420                            $11,562
1/31/95         $11,901                            $11,893
2/28/95         $12,295                            $12,238
3/31/95         $12,414                            $12,379
4/30/95         $12,407                            $12,394
5/31/95         $12,825                            $12,789
6/30/95         $12,613                            $12,677
7/31/95         $12,685                            $12,797
8/31/95         $12,866                            $12,960
9/30/95         $12,972                            $13,041
10/31/95        $13,228                            $13,230
11/30/95        $13,507                            $13,450
12/31/95        $13,690                            $13,579
1/31/96         $13,785                            $13,682
2/29/96         $13,664                            $13,589
3/31/96         $13,436                            $13,415
4/30/96         $13,369                            $13,378
5/31/96         $13,379                            $13,373
6/30/96         $13,550                            $13,518
7/31/96         $13,700                            $13,641
8/31/96         $13,693                            $13,639
9/30/96         $13,920                            $13,830
10/31/96        $14,073                            $13,986
11/30/96        $14,365                            $14,242
12/31/96        $14,283                            $14,182
1/31/97         $14,294                            $14,209
2/28/97         $14,429                            $14,340
3/31/97         $14,175                            $14,149
4/30/97         $14,316                            $14,268
5/31/97         $14,581                            $14,482
6/30/97         $14,706                            $14,637
7/31/97         $15,266                            $15,042
8/31/97         $15,056                            $14,901
9/30/97         $15,253                            $15,078
10/31/97        $15,359                            $15,175
11/30/97        $15,475                            $15,264
12/31/97        $15,717                            $15,487
1/31/98         $15,918                            $15,646
2/28/98         $15,906                            $15,651
3/31/98         $15,879                            $15,665
4/30/98         $15,802                            $15,595
5/31/98         $16,078                            $15,841
6/30/98         $16,124                            $15,903
7/31/98         $16,145                            $15,943
8/31/98         $16,405                            $16,190
9/30/98         $16,645                            $16,392
10/31/98        $16,638                            $16,392
11/30/98        $16,728                            $16,450
12/31/98        $16,725                            $16,491
1/31/99         $16,903                            $16,687
2/28/99         $16,846                            $16,613

The above graph compares the growth of a hypothetical $10,000 investment in the Schwab California Long-Term Tax-Free Bond Fund, made at its inception, with a similar investment in the Lehman Brothers General Obligation Municipal Bond Index.

 THE INFORMATION PRESENTED IS HISTORICAL AND DOES NOT REPRESENT FUTURE RESULTS. TOTAL RETURNS ASSUME REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. PRINCIPAL VALUE AND INVESTMENT RETURNS WILL FLUCTUATE, SO AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Indices are unmanaged and do not reflect advisory fees and other expenses associated with an investment in the Fund. Investors cannot invest in an index directly.

ASSETS
-------------------------------------------------------------
Total net assets as of 2/28/98 (000s)               $ 152,295
-------------------------------------------------------------
Total net assets as of 2/28/99 (000s)               $ 213,594
-------------------------------------------------------------
Percentage growth over reporting period                   40%
-------------------------------------------------------------

SCHWAB CALIFORNIA LONG-TERM TAX-FREE BOND FUND
PORTFOLIO SNAPSHOT

The Schwab California Long-Term Tax-Free Bond Fund invests primarily in California tax-exempt or municipal securities. The information below provides a snapshot of the Fund's characteristics as of 2/28/99, and is not indicative of its composition after that date. The terms used below are defined beginning on page 20. A complete list of the securities in the Fund's portfolio as of 2/28/99 is provided in the Schedule of Investments later in this report.

FUND FACTS

                             SCHWAB CALIFORNIA LONG-TERM
                                 TAX-FREE BOND FUND         PEER GROUP AVERAGE+
------------------------------------------------------------------------------
Number of Issues                       108                           137
------------------------------------------------------------------------------
30-Day SEC Yield                      4.53%                         3.40%
------------------------------------------------------------------------------
Average Coupon                        5.46%                         5.70%
------------------------------------------------------------------------------
Weighted Average Maturity            18.10 years                   17.50 years
------------------------------------------------------------------------------
Average Quality                         AA                           AAA
------------------------------------------------------------------------------
Average Duration                      7.90 years                    7.70 years
------------------------------------------------------------------------------
Expense Ratio                         0.49%*                        1.09%
------------------------------------------------------------------------------

* Reflects a voluntary reduction by the Investment Adviser and Schwab, which is guaranteed through at least 10/31/99.

+ Source: Morningstar. This information is as of 2/28/99, and is for illustrative purposes only. It is not intended to show, predict or guarantee future composition of the Fund. The Peer Group Average is based on the 115 municipal California long-term funds as tracked by Morningstar.

MATURITY SCHEDULE: WEIGHTED AVERAGE
MATURITY AS OF 2/28/99

                                                        PERCENTAGE OF
                                                            FUND
                          VALUE       PERCENTAGE OF      INVESTMENTS
MATURITY RANGE            (000S)    FUND INVESTMENTS    (CUMULATIVE)
----------------------------------------------------------------------
0 - 1 year                $ 9,960           4.5%              4.5%
----------------------------------------------------------------------
2 - 10 years              $19,480           8.8%             13.3%
----------------------------------------------------------------------
11 - 20 years             $90,334          40.8%             54.1%
----------------------------------------------------------------------
21 - 30 years             $93,143          42.1%             96.2%
----------------------------------------------------------------------
More than
30 years                  $ 8,511           3.8%            100.0%
----------------------------------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                 INVESTMENT STYLE BOX(1)
                                      AS OF 2/28/99


    WEIGHTED AVERAGE MATURITY

Short   Medium   Long        AVERAGE CREDIT QUALITY
                   X                High
                                   Medium
                                    Low


(1) Source: Morningstar. The style box represents two of teh main components of bond performance: interest rate sensitivity and credit quality. It illustrates the composition of the Fund's portfolio as of 2/28/99. It is not indicative of its holding after that date, nor does it represent risk rating or any type of forecast of future performance. Placement is based on the Fund's weighted average maturity and the average credit quality of its portfolio. The Fund's weighted average maturity is considered short if it is less than four years, medium if it is greater than or equal to four years but less than 10 years, and long if it is equal to or greater than 10 years. Credit quality is defined on page 20. Average credit quality is considered high if it is AA or better, medium if it is BBB or A, and low if it is below BBB.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                     PORTFOLIO COMPOSITION AS A PERCENTAGE
                             OF FUND INVESTMENTS(2)
                                 as of 2/28/99


Municipal bonds                          95.5%
Variable-rate obligations                 4.5%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                   PORTFOLIO COMPOSITION BY CREDIT QUALITY(3)
                                 as of 2/28/99

AAA                     66.5%
AA                      12.2%
A                       16.3%
BAA                      2.3%
Short-term ratings       2.7%

The above charts illustrate the composition of the Fund's portfolio as of 2/28/99, and are not indicative of its holdings after that date.

(2) These percentages do not take into account other assets and liabilities.

(3) Credit quality is based on published ratings from Standard & Poor's or Moody's Investors Service. Categories reflect the higher published ratings for securities rated differently by the two agencies, and percentages are dollar-weighted.

TOP 10 HOLDINGS
% OF TOTAL NET ASSETS

----------------------------------------------------------------
Modesto, California, Public Financing Authority
Lease, RB Series, 5.13%, Maturity 9/01/20                  3.18%
----------------------------------------------------------------
California State Rural Water Finance Authority Public
Projects Construction, RB Series 1998, 4.25%,
Maturity 3/01/00                                           2.61%
----------------------------------------------------------------
Calfornia Health Facilities Financing Authority
Insured Hospital Revenue Refunding Bonds, Series
1996, 5.38%, Maturity 7/01/16                              2.51%
----------------------------------------------------------------
Imperial Valley, California, Irrigation District
Electric System Revenue Refunding Bonds, 5.00%,
Maturity 11/01/18                                          2.34%
----------------------------------------------------------------
Riverside County, California, Public Financing
Authority Tax Allocation Bonds, 5.63%, Maturity
10/01/33                                                   2.33%
----------------------------------------------------------------
Calfornia Health Facilities Financing Authority, RB
Series 1998B, 5.00%, Maturity 10/01/18                     2.29%
----------------------------------------------------------------
Beverly Hills, California, Public Financing Authority
Lease Revenue Refunding Bonds, Series 1999A, 5.13%,
Maturity 6/01/20                                           2.24%
----------------------------------------------------------------
East Bay, California, Municipal Utility District
Water System Revenue Refunding Bonds, Series 1996,
5.00%, Maturity 6/01/26                                    2.23%
----------------------------------------------------------------
San Bernardino County, California, Transportation
Authority Tax Revenue, Series A, 6.25%, Maturity
3/01/10                                                    2.19%
----------------------------------------------------------------
California Health Facilities Financing Authority
Insured Hospital, RB Series, 1992A, 6.63%, Maturity
11/01/22                                                   2.10%
----------------------------------------------------------------

DIVIDENDS PAID

During the reporting period, the Funds continued to provide a high level of current income consistent with the preservation of capital.(1) The chart below illustrates the income dividends on a per-share basis paid by each Fund during each fiscal year or reporting period since inception.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

         DIVIDENDS PAID BY THE SCHWAB CALIFORNIA TAX-FREE BOND FUNDS

INCOME DIVIDENDS PER SHARE
       FISCAL YEAR
                        SCHWAB CALIFORNIA
                       SHORT/INTERMEDIATE       SCHWAB CALIFORNIA LONG-TERM
                       TAX-FREE BOND FUND            TAX-FREE BOND FUND

1992*                         $0.00                         $0.51
1993**                        $0.13                         $0.38
1994+                         $0.37                         $0.56
1995+                         $0.42                         $0.56
1996+                         $0.43                         $0.57
1997+                         $0.43                         $0.56
1998+                         $0.42                         $0.55
1999++                        $0.19                         $0.26

   * Period from the Fund's inception on 2/24/92 through 12/31/92.

  ** Period from the Fund's inception on 4/21/93 through 8/31/93 for Schwab
     California Short/Intermediate Tax-Free Bond Fund and for the eight-month period ended 8/31/93 for Schwab California Long-Term Tax-Free Bond Fund.

  +  For the one-year period ended 8/31 for both Funds.

  ++ For the six-month period ended 2/28/99 for both Funds.

PORTFOLIO MANAGEMENT

THE PORTFOLIO MANAGEMENT TEAM

STEPHEN B. WARD--senior vice president and chief investment officer, has overall responsibility for the management of each Fund's portfolio. Steve joined CSIM as vice president and portfolio manager in April 1991 and was promoted to his current position in August 1993. Prior to joining CSIM, Steve was vice president and portfolio manager at Federated Investors.

JOANNE LARKIN--vice president and senior portfolio manager, has had primary responsibility for the day-to-day management of each Fund's portfolio since their inceptions. Joanne joined CSIM as portfolio manager in February 1992 and was promoted to her current position in December 1996. Prior to joining CSIM, Joanne was portfolio manager for the Shearson Lehman California Municipal Bond Fund and E. F. Hutton's Municipal Cash Reserve Management.

FUND DISCUSSION

QUESTIONS TO THE PORTFOLIO MANAGEMENT TEAM

Q. WHAT IS YOUR VIEW OF THE MUNICIPAL BOND ENVIRONMENT?

A. At the beginning of the reporting period, securities markets faced volatile conditions due to the Asian economic crisis, the political scandal in Washington and the instability of other countries' economies such as Brazil and Russia. These events caused widespread turmoil in global equity markets. The result of the turmoil initially increased demand for U.S. Treasury Securities, which led to higher prices and lower yields in the Treasury market. During the rally in the Treasury market, investors overlooked municipal securities, which had become extremely attractive relative to Treasury securities. Additionally, the relatively low volatility in the municipal market has provided a safe haven for investors during these turbulent times. The combination of these factors attracted crossover buyers to the municipal market.

Crossover buyers are those who continually seek out the most competitively priced sector of the fixed-income market, which in this case is the municipal market. Once they locate that sector, the crossover buyers reallocate their assets accordingly. Crossover buyers are seeking to maximize their returns by selling their municipal bond positions at some point in the future when Treasury security prices become relatively more attractive.

During 1998 we saw record supply in the municipal market due to the low interest rate environment. Because of the low interest rate environment, we saw many municipalities refinance their outstanding long-term debt, which added supply to the municipal market. The increased supply helped the yields on municipal securities stay very attractive relative to Treasuries. In fact, the ratio of the 30-year Treasury-to-municipal security yields reached historic levels when it went as high as 103% on October 5, 1998.

Let's take a look at some of the other numbers:(1)

  - Municipal security supply was up approximately 38% in 1998 from the previous year.

  - During 1998 the yield on municipal securities averaged approximately 92% of Treasury yields.

  - Since July the yield on municipal securities averaged approximately 96% of Treasury yields.

  - At the end of the reporting period, municipal securities traded at approximately 92% of Treasury yields.

For comparison purposes, in 1997 the yield on municipal securities averaged 84% of Treasury yields. This is a more typical spread, based on historical data.

Q. HOW DID THE FUNDS PERFORM DURING THE SIX-MONTH REPORTING PERIOD?

A. Both Funds achieved positive total returns for the period, derived predominantly from dividend income, with changes in Funds' net asset values
(NAVs) playing a relatively minor role.

The SCHWAB CALIFORNIA SHORT/INTERMEDIATE TAX-FREE BOND FUND achieved a total return of 2.39% for the six-month reporting period ended February 28, 1999. The return came from a combination of dividend income of 1.90% and an increase in the Fund's NAV of 0.49%. The NAV increase was a result of the Fund's declining yield, which fell from 3.61% at the beginning of the period to 3.47% at the end of the period.

The SCHWAB CALIFORNIA LONG-TERM TAX-FREE BOND FUND achieved a total return of 2.71% for the six-month reporting period ended February 28, 1999. The return came from a combination of dividend income of 2.28% and an increase in the Fund's NAV of 0.43%.

(1) Source: Bond Buyer

The Fund's 4.54% yield at the end of the period was almost identical to its yield of 4.51% at the beginning of the period.

Q. HOW WERE THE FUNDS MANAGED DURING THE REPORTING PERIOD? WERE ANY CHANGES MADE TO THE PORTFOLIO?

A. We continued to maintain a portfolio of high-quality securities (primarily AAA and AA) during the reporting period. We feel that this is an appropriate strategy for the Funds given the current market environment. Because there is very little yield advantage associated with lower-rated securities, we simply do not feel that investors are being adequately compensated for the higher credit risk. In both Funds we continue to approach the markets cautiously, carefully watching economic indicators and monitoring Federal Reserve Bank communications regarding its target for short-term interest rates.

Reflecting our cautious outlook for the markets, the SCHWAB CALIFORNIA SHORT/INTERMEDIATE TAX-FREE BOND FUND maintained an average maturity throughout the reporting period in a relatively narrow range from approximately 3.50 to
4.53 years. The Fund's weighted average maturity at the end of the reporting period was 4.23 years, up from 3.57 years at the beginning of the period.

The SCHWAB CALIFORNIA LONG-TERM TAX-FREE BOND FUND maintained an average maturity throughout the reporting period in a range from approximately 17.16 to
18.71 years. The Fund's weighted average maturity at the end of the reporting period was 18.10 years, up from 17.40 years at the beginning of the period.

Q. WHAT IS YOUR VIEW OF THE ECONOMIC CLIMATE IN CALIFORNIA?

A. California continues to enjoy a sustained economic recovery. As noted in the governor's 1998/99 Budget Highlights, employment growth through the first half of 1998 was 3.5% compared with the same period in 1997, well above the national rate of 2.6%. Looking forward, it is anticipated that California will see continued moderate growth across most industry sectors, with some, such as those heavily dependent on exporting goods and services to Asia, growing at a much slower pace. The effect of the economic weakness in Asia on California could, in our opinion, be somewhat offset by strong export growth to Mexico and increasing exports to Europe, Canada and the Middle East.

The continued economic improvement in the state has allowed for a buildup of budget reserves and an easing of some of the spending restrictions imposed during the last recession. At the end of the 1997/98 budget year, the state had a budget surplus of approximately $1 billion. Although the surplus was a welcomed event, it delayed the adoption of the final 1998/99 budget, as lawmakers sought to reach a consensus on how to handle the surplus. As in previous years, budget adjustments may be necessary to keep spending in line with revenues. Lawmakers will continue to address the challenge of balancing mandated spending requirements for education and public safety against the need for maintaining and upgrading public infrastructure. Therefore the state's financial position may be somewhat static over the next 12 months.

We are satisfied that the California securities held by the Fund represent low credit risk and we will continue to monitor the state's economic situation closely. California's current credit ratings are Aa3 from Moody's Investor Service, A+ from Standard & Poor's Corporation and AA- from Fitch IBCA, Inc., three well-known rating agencies.

GLOSSARY

ALTERNATIVE MINIMUM TAX (AMT)--A federal tax designed to help ensure that at least a minimum amount of income tax is paid by high-income corporate and non-corporate taxpayers (including estates and trusts) who reap large tax savings by making generous use of certain tax deductions and exemptions. The AMT functions as a recapture mechanism, reclaiming some of the tax breaks primarily available to high-income taxpayers, who without the AMT might be able to escape taxation entirely.

BOND--A bond can be thought of as a loan agreement in which the bondholder lends a set amount of money to a corporation, government agency or municipality and expects to be repaid with interest. Although bonds are loans and contain no rights of ownership, they do embody a legally enforceable promise to repay.

CALL--The right of bonds issuer to redeem a bond before its stated maturity date. Bonds can be called for many reasons, but a call typically occurs when interest rates drop and issuers are able to obtain lower interest rates to finance their debts.

CALL PROTECTION--When managers seek call protection, they're looking for bonds whose issuers cannot redeem them before their stated maturities, or who cannot redeem them until a far-off date. Such bonds protect yield but are subject to interest rate sensitivity.

COUPON--The coupon rate is the annual rate of interest on the bond's face value that the issuer agrees to pay the holder until maturity. The coupon is established at the time of issue and is determined by the then prevailing level of interest rates in the marketplace. AVERAGE COUPON is the average interest rate paid on the securities held by a fund. It is expressed as a percentage of face value.

CREDIT RATINGS--Bonds are generally rated by one or both of the two major credit rating agencies accepted in the industry: Moody's Investor Service and the Standard & Poor's Corporation. They assign ratings based on the issuer's ability to make the scheduled interest and principal payments. These ratings are reviewed periodically and may be revised at any time.

MOODY'S    S&P        DESCRIPTION
--------------------------------------------------------------
INVESTMENT GRADE
Aaa        AAA        Strongest capacity to pay interest and
                      repay principal

Aa         AA         Very strong capacity to pay interest and
                      repay principal

A          A          Strong capacity to pay interest and
                      repay principal

Baa        BBB        Adequate capacity to pay interest and
                      repay principal

BELOW INVESTMENT GRADE

Ba         BB         Lowest degree of speculation with
                      respect to capacity to pay interest and
                      repay principal

B          B          Greater vulnerability to default but
                      currently has the capacity to meet
                      interest and principal payment

Caa        CCC        Currently vulnerable to default--
                      dependent on favorable conditions

Ca         CC         Highly speculative

C          C          Highest degree of speculation-- no
                      interest is paid

-          D          In payment default

CREDIT RISK--The risk that an issuer of a debt security or a borrower may default on its obligation.

DIVIDEND--The portion of a company's earnings paid to investors on a per-share basis.

DURATION--The common objective behind the different definitions of DURATION is to measure the price sensitivity--and therefore market risk--of a fixed income security to changes in its yield.

EXPENSE RATIO--Amount, expressed as a percentage of total investment, that shareholders pay annually for mutual fund operating expenses and management fees.

GENERAL OBLIGATION BONDS (GOS)--General obligation bonds are backed by a pledge of the issuer's full faith and credit with the timely payment of principal and interest secured by the taxing power of the issuer.

INTEREST--Compensation, usually paid semiannually, to bondholders by the issuer. Usually expressed as an annual percentage rate.

INTEREST RATE RISK--Risk associated with fluctuations of bond prices in response to the general movement of interest rates and to changes in investor perceptions of government monetary policy and economic data.

MARKET RISK--The possibility that the actual return of an investment will be less than what's expected.

MATURITY--The maturity of a security is the date the issuer makes the final payment to the security holder. WEIGHTED AVERAGE MATURITY is the average length of time until the bonds held by a fund reach maturity(or are called) and are repaid. In general, the longer the average maturity, the more a fund's share price will fluctuate in response to changes in market interest rates.

MORTGAGE-BACKED SECURITIES--Represent an ownership interest in mortgage loans made by financial institutions to finance the borrower's purchase of a home or other real estate. The most basic mortgage securities, known as PASS-THROUGHS, or participation certificates, represent a direct ownership interest in a trust composed of a pool of mortgage loans. The majority of mortgage securities are issued and/or guaranteed by the Government National Mortgage Association (Ginnie
Mae), the Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac).

MUNICIPAL BONDS--Debt obligations of states, cities, towns, municipalities, municipal authorities and governmental entities. They are issued to build schools, tunnels and bridges or to finance infrastructure repairs or improvements. The interest earned typically is free of federal income taxes and, in some cases, also may be free of state and/or local income taxes if purchased by residents of the issuing state. Income for some investors may be subject to AMT.

PREPAYMENT RISK--When interest rates are falling, many homeowners will refinance their mortgages to take advantage of the new lower rates. As a result, when interest rates decline, prepayments of mortgage-backed securities accelerate beyond the initial pricing assumptions, which causes the average life and maturity of the security to shorten.

REINVESTMENT RISK--The risk that a bondholder may be able to reinvest only at a lower rate than originally planned. If yields fall, his reinvestment income and, consequently, his total return from holding the bond will fall relative to the original yield. Conversely, if yields rise, total return will also rise.

REVENUE BONDS--Bonds with interest that is payable from a specific source of revenue. They are generally issued to finance public projects such as bridges, tunnels and water treatment facilities. The interest payments on a revenue bond are typically derived from the revenues produced by the facility.

TAXABLE-EQUIVALENT YIELD--The yield needed on a taxable investment in order to match the return offered on a tax-exempt investment. This calculation is an important resource for determining which investments--taxable or tax-exempt--would yield more. The taxable-equivalent yield calculation can determine which investment offers the best return when all taxes--federal, state and local--are taken into consideration.

TOTAL RETURN--The sum of interest, plus capital gains (or losses).

YIELD--The income generated by an investment, expressed as a percentage of its price. Yield is only a measure of income and does not take into account the appreciation (or depreciation) of a bond's value.

YIELD TO MATURITY--The overall rate of return an investor would receive if the securities in a fund's portfolio were held to their maturity dates.

SCHWAB CALIFORNIA SHORT/INTERMEDIATE TAX-FREE BOND FUND
SCHEDULE OF INVESTMENTS (in thousands)
February 28, 1999 (Unaudited)

                                                              Par         Value
                                                             ------       ------
MUNICIPAL BONDS -- 93.4% (a)
Alameda, California Public Financing
  Authority RB
   4.85%, 09/02/06                                           $2,140       $2,151
Alameda County, California COP
  (Reference & Capital Projects) (e)
   5.00%, 12/01/06                                            3,480        3,711
California Education Authority RB
  (Pooled College & University Projects)
  Series 1997A (e)
   4.85%, 04/01/03                                              345          361
   5.05%, 04/01/05                                            1,010        1,076
California Educational Facilities Authority
  RB (Mills College) Series 1992
   6.88%, 09/01/02                                              500          563
California Educational Facilities Authority
  Revenue Refunding Bonds (Stanford
  University Project) Series 1997M
   5.25%, 12/01/01                                            1,600        1,684
California Educational Facilities Authority
  Revenue Refunding Bonds (University
  of San Diego) (e)
   4.50%, 10/01/02                                            1,000        1,034
California Health Facility Financial
  Authority RB (Catholic Health Care West)
  Series 1997A
   5.00%, 07/01/03                                            2,000        2,107
California Health Facility Financial
  Authority RB (Kaiser Permanente)
  Series B
   5.00%, 10/01/08                                            2,500        2,600
California Health Facility Financial
  Authority RB (Valley Presbyterian
  Hospital) Series 1997 (e)
   5.25%, 05/01/03                                            1,000        1,061
California HFA Home Mortgage RB
  Series 1994G
   5.85%, 08/01/99                                              320          323
   6.00%, 08/01/00                                              410          421
California State GO Series 1994 (e)
   6.50%, 03/01/03                                            2,000        2,215
California State Public Works Board
  Energy Effeciency Revenue Refunding
  Bonds Series B (e)
   4.00%, 09/01/06                                            1,155        1,159


                                                               Par        Value
                                                             ------       ------
California State Public Works Board Lease
  Revenue Refunding Bonds (Department
  of Corrections State Prisons Imperial
  County) Series 1998B (e)
   4.50%, 09/01/05                                           $3,000       $3,112
California State Public Works Board Lease
  Revenue Refunding Bonds (Department
  of Corrections State Prisons)
  Series 1993A (e)
   4.70%, 12/01/00                                            1,865        1,916
California State Public Works Board Lease
  Revenue Refunding Bonds (Department
  of Corrections State Prisons)
  Series 1993D
   4.40%, 06/01/00                                            1,000        1,016
California State Public Works Board Lease
  Revenue Refunding Bonds (The Regents
  of the University of California Various
  Projects) Series 1992A (e)
   5.60%, 12/01/01                                            2,000        2,120
   6.40%, 12/01/02                                            2,000        2,240
California State Public Works Board Lease
  Revenue Refunding Bonds (The Regents
  of the University of California Various
  Projects) Series 1993A
   4.70%, 06/01/00                                            1,020        1,040
California State Public Works Board Lease
  Revenue Refunding Bonds (Various
  California Community College Projects)
  Series 1993A
   4.70%, 12/01/99                                            1,000        1,014
California State Public Works Board Lease
  Revenue Refunding Bonds (Various
  California State University Projects)
  Series 1993A
   4.30%, 12/01/99                                            2,000        2,022
California State Rural Water Financing
  Authority Public Projects Construction
  Notes
   4.25%, 03/01/00                                            2,500        2,534
California Statewide Community
  Development Authority COP (St. Joseph
  Health System Obligated Group)
   5.30%, 07/01/00                                            2,035        2,094
California Statewide Community
  Development Authority COP (St. Joseph
  Health System) Series 1997
   5.00%, 07/01/04                                              750          788

SCHWAB CALIFORNIA SHORT/INTERMEDIATE TAX-FREE BOND FUND
SCHEDULE OF INVESTMENTS (in thousands) (continued)
February 28, 1999 (Unaudited)

                                                              Par         Value
                                                             ------       ------
California Statewide Community
  Development Authority Hospital
  Revenue Refunding Bonds COP
  (Cedars-Sinai Medical Center)
  Series 1993
   4.40%, 11/01/00                                           $1,235       $1,258
California Statewide Community
  Development Authority Revenue
  Refunding Bonds (Sherman Oaks
  Project) Series 1998A (e)
   5.00%, 08/01/06                                            2,500        2,659
City of Santa Monica, California
  Wastewater RB (Hyperion Project)
  Series 1991A
   6.25%, 01/01/02                                            1,250        1,366
Contra Costa County, California Sanitary
  District Revenue Refunding Bonds
   4.10%, 09/01/09                                            1,435        1,421
Contra Costa County, California
  Transportation Authority Sales Tax RB
  Series 1995A (e)
   4.80%, 03/01/01                                            1,000        1,029
Fontana, California Special Tax Revenue
  Refunding Bonds Senior Community
  Facilities (District 2-A) Series 1998 (e)
   4.10%, 09/01/04                                            1,120        1,140
   4.20%, 09/01/05                                            1,375        1,402
Fresno, California Community Facilities
  District No. 3 (Palm Bluffs Corporate
  Center) Special Tax Series 1998 (e)
   4.75%, 09/01/05                                            2,000        2,004
Inglewood, California Redevelopment
  Agency Tax Allocation Bond (Merged
  Redeveloped Project) Series 1998A (e)
   3.88%, 05/01/05                                              525          526
Long Beach Harbor, California RB
  Series 1998A (e)
   5.50%, 05/15/05                                            3,985        4,324
Los Angeles, California Community
  Redevelopment Pooled Financing
  Authority Revenue Refunding Bonds
  (Beacon Street Project) Series F (e)
   5.00%, 09/01/07                                              810          865
Los Angeles, California Community
  Redevelopment Pooled Financing
  Authority Revenue Refunding Bonds
  (Monterey Project) Series E (e)
   5.00%, 09/01/07                                            1,570        1,676


                                                               Par        Value
                                                              ------      ------
Los Angeles, California Department of
  Airports Revenue Refunding Bonds
  Series 1995B (e)
   6.50%, 05/15/03                                            $2,300      $2,559
Los Angeles, California Department of
  Water & Power Electric Plant Revenue
  Refunding Bonds Series 1994
   4.50%, 08/15/01                                             2,270       2,332
Los Angeles, California State Building
  Authority Lease Revenue Refunding
  Bonds (California Department of
  General Services) Series 1993A
   4.70%, 05/01/99                                               450         451
Los Angeles, California State Building
  Authority Lease Revenue Refunding
  Bonds (California Department of
  General Services) Series 1995A
   5.60%, 05/01/04                                             1,000       1,081
Los Angeles, California Unified School
  District COP (Multiple Properties
  Project) Series 1994B (e)
   5.70%, 12/01/99                                             3,215       3,283
Los Angeles County, California Public
  Works Financing Authority Refunding
  Bonds (Capital Construction Flood
  Control District Project)
   4.30%, 03/01/00                                             1,090       1,104
Morgan Hill, California Unified School
  District COP Series 1993
   4.80%, 08/01/99                                               510         514
Northern California Power Agency Public
  Power Revenue Refunding Bonds
  (Geothermal Project No. 3) Series 1998A (e)
   5.00%, 07/01/04                                             2,000       2,120
Orange County, California Municipal
  District Water Facilities COP
  (Allen-McColloch Pipeline Project)
  Series 1996 (e)
   4.60%, 07/01/01                                             3,000       3,083
Orange County, California Recovery COP
  Series 1996A (e)
   6.00%, 07/01/08                                             3,000       3,424
Rancho, California Water District
  Financing Authority (e)
   4.70%, 09/15/01                                             2,500       2,547

                                                               Par        Value
                                                              ------      ------
Rim of the World, California Unified
  School District COP (Measure V Capital
  Improvement Projects) Series 1992 (e)
   5.90%, 09/01/01                                            $1,490      $1,581
Riverside County, California Public
  Financing Authority Special Tax RB
  Senior Lien Bonds Series 1995A (e)
   4.40%, 09/01/01                                             1,750       1,796
Sacramento, California City Financing
  Authority Lease RB (State of California
  EPA Building Project) Series A (e)
   3.90%, 05/01/07                                             1,000         990
Sacramento, California Regional County
  Sanitation District
   5.00%, 08/01/03                                             2,100       2,218
San Bernardino County, California TRAN
   4.50%, 09/30/99                                             2,000       2,018
San Francisco, California Bay Area Rapid
  Transit District Sales Tax RB Series 1998 (e)
   5.50%, 07/01/05                                             3,000       3,274
San Francisco, California Port Commission
  Revenue Refunding Bonds
   5.00%, 07/01/00                                             1,500       1,538
San Joaquin, California Area Flood Control
  Agency Improvement Bond Act 1915
  (Flood Protection Restoration
  Assessment) Series 1996 (e)
   5.10%, 09/02/03                                             1,670       1,731
San Jose, California Financing Authority
  Revenue Refunding Bonds (Convention
  Center Project) Series 1993C
   5.90%, 09/01/04                                             2,500       2,681
San Ramon Valley, California Unified
  School District COP (Measure A Capital
  Project) Series 1993A (e)
   4.90%, 10/01/99                                             1,100       1,113
Southern California Metropolitan Water
  District GO Refunding Bonds
  Series 1998A
   5.00%, 03/01/07                                             1,025       1,097
Southern California Metropolitan Water
  District RB Series 1991
   6.63%, 07/01/01                                             1,000       1,093


                                                               Par        Value
                                                             ------       ------
Southern California Public Power
  Authority Project RB (San Juan Power
  Project Unit 3) Series 1993A (e)
   5.00%, 01/01/04                                           $1,600       $1,688
Southern California Public Power
  Authority Revenue Refunding Bonds
  Series 1989
   6.00%, 07/01/00                                            1,750        1,816
Stockton, California Insured Health
  Facilities RB (St. Joseph Medical Center
  of Stockton) Series 1993A (e)
   4.60%, 06/01/00                                              200          204
                                                                       ---------
TOTAL MUNICIPAL BONDS
  (Cost $105,390)                                                        107,368
                                                                       ---------
VARIABLE RATE OBLIGATIONS -- 6.5% (B) (E)
California Pollution Control Financing
  Authority RB (Southern California
  Edison Project) Series 1986A
   3.55%, 03/01/99                                            1,400        1,400
Chula Vista, California IDRB (San Diego
  Gas & Electric Co. Project) Series 1997A
   3.15%, 03/01/99                                              600          600
Irvine Ranch, California Water District
  Consolidated RB (Districts 105, 140, 240
  & 250) Series 1995
   3.10%, 03/01/99                                            2,000        2,000
Irvine Ranch, California Water District
  Consolidated Revenue Refunding Bonds
  Series 1993A
   3.00%, 03/01/99                                            1,190        1,190
Orange County,  California  Sanitation
   District COP (Districts 1, 2, 3, 5,
   6, 7, 11, 13 & 14) Series 1990-1992A
   3.10%, 03/01/99                                            2,300        2,300
                                                                           -----
TOTAL VARIABLE RATE OBLIGATIONS
  (Cost $7,490)                                                            7,490
                                                                           -----

SCHWAB CALIFORNIA SHORT/INTERMEDIATE TAX-FREE BOND FUND
SCHEDULE OF INVESTMENTS (in thousands) (continued)
February 28, 1999 (Unaudited)

                                                            Shares      Value
                                                          ---------   ---------
TEMPORARY INVESTMENTS -- 0.0% (c)
Provident Institutional Funds -
  California Money Fund Portfolio
  2.25%                                                         58     $     58
                                                                       --------
TOTAL TEMPORARY INVESTMENTS
  (Cost $58)                                                                 58
                                                                       --------
Total Investments -- 99.9%
  (Cost $112,938)                                                       114,916
                                                                       --------
OTHER ASSETS AND LIABILITIES-- 0.1%
   Other assets                                                           1,699
   Liabilities                                                           (1,628)
                                                                       --------
                                                                             71
                                                                       --------
TOTAL Net Assets-- 100.0%                                              $114,987
                                                                       ========

SEE ACCOMPANYING NOTES TO SCHEDULES OF INVESTMENTS AND NOTES TO FINANCIAL STATEMENTS.

SCHWAB CALIFORNIA LONG-TERM TAX-FREE BOND FUND
SCHEDULE OF INVESTMENTS (in thousands)
February 28, 1999 (Unaudited)

                                                Par      Value
                                               ------   ------
MUNICIPAL BONDS -- 99.0% (a)
CALIFORNIA -- 98.5%
Alameda County, California COP (Medical
  Center Project) Series 1998 (e)
   5.38%, 06/01/18                             $3,400   $3,527
Alta Loma, California Elementary School
  District GO Series 2 (e)
   5.88%, 06/01/08                                840      924
   5.88%, 06/01/09                                860      940
Antioch Area, California Public Facilities
  Financing Agency (Special Tax
  Community) Series 1989-1 (e)
   5.25%, 08/01/07                              1,985    2,099
Association of Bay Area Government,
  California RB (California Redevelopment
  Agency Pool) Series 1997A-6 (e)
   5.25%, 12/15/17                              1,200    1,237
Beverly Hills, California Public Financing
  Authority Lease Revenue Refunding
  Bonds Series 1999A (e)
   5.13%, 06/01/20                              4,735    4,776
Burbank, California Public Service
  Department Electric Revenue Refunding
  Bonds (e)
   4.75%, 06/01/23                              2,000    1,925
California Educational Facilities Authority
  RB (Loyola Marymount University)
  Series 1992B
   6.60%, 10/01/22                              1,450    1,626
California Educational Facilities Authority
  RB (University of Southern California)
  Series C
   5.13%, 10/01/28                              2,000    2,010
California Educational Facilities Authority
  Revenue Refunding Bonds (St. Mary's
  College of California) Series 1993
   5.00%, 10/01/12                              3,000    3,064
California Educational Facilities Financing
  Authority Revenue Refunding Bonds
  (Stanford University Project) Series 1997M
   5.25%, 12/01/26                              2,320    2,372
California Health Facilities Financing
  Authority Insured Health Facility RB
  (Association of Retarded Citizens)
  Series 1991 (e)
   7.00%, 05/01/21                                455      490


                                                Par     Value
                                               ------   ------
California Health Facilities Financing
  Authority Insured Hospital RB
  (Marshall Hospital) Series 1992A (e)
   6.63%, 11/01/22                             $4,000   $4,490
California Health Facilities Financing
  Authority Insured Hospital Revenue
  Refunding Bonds (Children's Hospital
  San Diego) Series 1996 (e)
   5.38%, 07/01/16                              5,180    5,368
   5.38%, 07/01/20                              3,400    3,476
California Health Facilities Financing
  Authority RB (Kaiser Permanente
  Hospital) Series 1998A (e)
   5.00%, 06/01/24                              2,500    2,469
California Health Facilities Financing
  Authority RB (Kaiser Permanente
  Hospital) Series 1998B
   5.00%, 10/01/18                              5,000    4,894
California Health Facilities Financing
  Authority RB (Stanford Health Care)
  Series 1998B (e)
   5.00%, 11/15/28                              1,000      991
California Health Facilities Financing
  Authority RB (Sutter Health)
  Series 1999A (e)
   5.00%, 08/15/19                              1,000      994
California HFA Home Mortgage RB
  Series 1994G
   7.20%, 08/01/14                              3,000    3,247
California HFA Home Mortgage RB
  Series 1995L (e)
   5.90%, 08/01/17                              1,000    1,047
California HFA M/F Rental Housing RB
  Series 1992B
   6.70%, 08/01/15                              1,000    1,069
California State Department of Water
  Resources RB (Central Valley Project)
  Series 1997S
   5.00%, 12/01/22                              1,200    1,194
California State Department of Water
  Resources RB (Central Valley Project)
  Series 1998U
   5.13%, 12/01/15                              1,000    1,030
California State GO
   5.00%, 10/01/23                              2,000    1,985
California State GO Refunding Bonds
  Series 1998
   5.00%, 02/01/16                              2,000    2,017

SCHWAB CALIFORNIA LONG-TERM TAX-FREE BOND FUND
SCHEDULE OF INVESTMENTS (in thousands) (continued)
February 28, 1999 (Unaudited)

                                                Par     Value
                                              ------   ------
California State Public Works Board Lease
  Revenue Refunding Bonds (Various
  California State University Projects)
  Series 1992A (e)
   5.50%, 06/01/10                             $3,000   $3,322
   5.38%, 10/01/17                                200      207
California State Rural Water Finance
  Authority Public Projects Construction RB
  Series 1998
   4.25%, 03/01/00                              5,500    5,575
California Statewide Communities
  Development Authority COP (St. Joseph
  Health Systems Obligated Group)
   6.50%, 07/01/15                              2,000    2,302
California Statewide Communities
  Development Authority Hospital RB COP
  (Cedars-Sinai Medical Center)
  Series 1992
   6.50%, 08/01/15                              1,250    1,336
Chico, California Unified School
  District GO Series 1998 (e)
   5.00%, 08/01/16                              1,155    1,167
Chico, California Unified School
  District Series C (e)
   6.75%, 06/01/17                                500      559
Colton, California Public Financing
  Authority Special Tax RB Series 1996 (e)
   5.45%, 09/01/19                              3,020    3,133
Colton, California Public Financing Tax
  Allocation RB (e)
   5.00%, 08/01/18                              2,715    2,718
Contra Costa County, California Refunding
  COP (Merrithew Memorial Hospital
  Project) Series 1997 (e)
   5.38%, 11/01/17                              2,180    2,259
East Bay, California Municipal Utility
  District Water System RB Series 1998
   5.25%, 06/01/18                              1,895    1,947
   5.25%, 06/01/19                              2,600    2,665
East Bay, California Municipal Utility
  District Water System Revenue
  Refunding Bonds Series 1996 (e)
   5.00%, 06/01/26                              4,800    4,758
Encina, California Financing Joint Powers
  Authority Wastewater Revenue
  Refunding Bonds Series 1997A (e)
   5.13%, 08/01/14                              3,160    3,267


                                                 Par    Value
                                               ------   ------
Fresno, California Health Facility RB
  (Holy Cross Health System - St. Agnes
  Medical Center) Series 1991
   6.50%, 06/01/02                             $  550   $  610
Imperial Valley, California Irrigation
  District Electric System Revenue
  Refunding Bonds (e)
   5.00%, 11/01/18                              5,000    5,006
Inglewood, California Redevelopment
  Agency Tax Allocation Bond (Merged
  Redevelopment Project) Series 1998A (e)
   5.25%, 05/01/16                              1,000    1,056
Lake Elsinore, California Unified School
  District COP (e)
   4.75%, 02/01/20                              1,200    1,162
Los Angeles, California Department of
  Airports RB Series 1995A (e)
   5.50%, 05/15/10                                560      605
Los Angeles, California Department of
  Water & Power Electric Plant RB
   6.00%, 01/15/11                                865      942
Los Angeles, California Unified School
  District Series 1998B (e)
   4.30%, 07/01/07                              1,750    1,781
Los Angeles County, California Public
  Works Financing Authority Lease RB
  (Multiple Capital Facilities Project V-B) (e)
   5.20%, 12/01/09                              1,680    1,810
Los Angeles County, California Public
  Works Financing Authority Lease
  Revenue Multiple COP (Facilities
  Project V) Series 1996A (e)
   5.13%, 06/01/17                              2,000    2,032
Los Angeles County, California Public
  Works Financing Authority Lease
  Revenue Multiple COP (Facilities Project)
  Series 1997A (e)
   5.25%, 09/01/15                              1,070    1,110
Los Angeles County, California Public
  Works Financing Authority Lease
  Revenue Refunding Bond (Master
  Refunding Project) Series 1997A (e)
   5.25%, 03/01/15                              1,000    1,039
Los Angeles County, California Public
  Works Financing Authority Lease
  Revenue Refunding Bond Series 1996A (e)
   5.25%, 09/01/13                              2,000    2,103

                                               Par     Value
                                             ------   ------
Los Angeles County, California
  Transportation Commission Sales Tax
  Revenue Refunding Bonds Series 1991B
   6.50%, 07/01/13                             $  555   $  599
Metropolitan Water District of Southern
  California Waterworks RB Series 1997A
   5.00%, 07/01/26                              2,500    2,478
Modesto, California Public Financing
  Authority Lease RB (Capital Imports &
  Refunding Project) (e)
   5.13%, 09/01/20                              6,740    6,799
Northern California Power Agency Multiple
  Capital Facilities RB Series A (e)
   6.50%, 08/01/02                              1,425    1,587
   6.50%, 08/01/12                              1,875    2,070
Northern California Power Agency Public
  Power Revenue Refunding Bonds
  (Geothermal Project No. 3) Series A (e)
   5.00%, 07/01/04                              1,845    1,956
Oakland, California State Building
  Authority Lease RB (Elihu M. Harris)
  Series A (e)
   5.00%, 04/01/23                              2,000    1,985
Oceanside, California Building Authority
  COP Refunding Bonds Series 1993A
   6.38%, 04/01/12                              1,250    1,370
Orange County, California Community
  Facilities District Special Tax RB
  (Number 87-4) Series A (e)
   5.25%, 08/15/19                              2,000    2,048
Orange County, California Water District
  COP (1989 Project)
   6.50%, 08/15/11                              1,150    1,191
Riverside County, California Asset Leasing
  Corp. RB (Riverside County Hospital
  Project) Series B (e)
   5.00%, 06/01/19                              1,000    1,000
Riverside County, California Public
  Financing Authority Tax Allocation
  Bonds (Redevelopment Project A)
   5.63%, 10/01/33                              4,905    4,985
Sacramento, California Cogeneration
  Authority RB (Cogeneration Project)
   5.20%, 07/01/21                              1,000    1,006
Sacramento, California Regional Transit
  District COP Series 1992A (e)
   6.38%, 03/01/05                                250      273


                                                Par      Value
                                               ------   ------
Sacramento, California Regional Transit
  District Refunding COP (Light Rail
  Transportation Project)
   6.75%, 07/01/07                             $2,000   $2,163
Saddleback Valley, California Unified
  School District Public Financing
  Authority Special Tax RB Series 1998A (e)
   4.75%, 09/01/20                              3,215    3,115
Salida, California Area Public Facilities
  Financing Agency District Special Tax
  Series 1988-1 (e)
   5.25%, 09/01/28                              3,000    3,060
Salinas, California COP Series 1999A (d) (e)
   5.00%, 09/01/20                              4,400    4,389
San Bernardino County, California COP
  (West Valley Detention Center) (e)
   6.50%, 11/01/12                                420      466
San Bernardino County, California
  Transportation Authority Tax Revenue
  Series A (e)
   6.25%, 03/01/10                              4,000    4,680
San Diego, California Public Facilities
  Financing Authority Sewer RB (e)
   5.25%, 05/15/22                              2,200    2,244
   5.00%, 05/15/25                              4,045    4,010
San Diego, California Redevelopment
  Agency Tax Allocation Bond (Centre
  City Project) Series 1999C (e)
   4.75%, 09/01/24                              1,000      961
San Diego County, California Water
  Authority COP RB Series 1997A
   4.75%, 05/01/20                              3,000    2,906
San Francisco, California Bay Area Rapid
  Transit District Sales Tax RB Series 1995 (e)
   5.50%, 07/01/15                              1,500    1,584
San Francisco, California City & County
  Airports RB 2nd Series, Issue 11 (e)
   6.20%, 05/01/19                              2,000    2,203
   5.63%, 05/01/21                              2,000    2,113
San Francisco, California Downtown
  Parking Corp. RB
   6.65%, 04/01/18                                500      551
San Francisco, California Port Commission
  Revenue Refunding Bonds Series 1994
   5.50%, 07/01/04                              1,000    1,076

SCHWAB CALIFORNIA LONG-TERM TAX-FREE BOND FUND
SCHEDULE OF INVESTMENTS (in thousands) (continued)
February 28, 1999 (Unaudited)

                                                Par     Value
                                               ------   ------
San Francisco, California Unified School
  District COP (e)
   4.75%, 08/01/24                             $3,045   $2,916
San Mateo County, California Power
  Authority Lease RB (Capital Projects)
  Series 1999A (e)
   4.75%, 07/15/23                              1,000      963
Santa Clara, California Redevelopment
  Agency Tax Allocation Revenue
  Refunding Bonds (Bayshore North
  Project) (e)
   7.00%, 07/01/10                              1,500    1,832
Santa Clara County, California Financing
  Authority Lease RB (VMC Facility
  Replacement Project) Series 1994A (e)
   7.75%, 11/15/10                              1,460    1,913
   6.88%, 11/15/14                              2,000    2,355
Santa Clara County, California Financing
  Authority Lease Revenue Refunding
  Bonds Series A (e)
   5.00%, 11/15/17                              3,500    3,522
Southern California Metropolitan Water
  District 1966 Election Series 1998H
   5.00%, 03/01/06                                610      650
Southern California Metropolitan Water
  District Series 1998A
   5.00%, 03/01/06                                740      788
South Gate, California Public Financing
  Authority Tax Allocation Revenue
  Housing Bond (Redevelopment Authority
  Project No. 1) Series A (e)
   5.00%, 09/01/19                              1,415    1,415
Stockton, California Revenue COP
  (Wastewater Systems Project) Series A (e)
   5.20%, 09/01/29                              3,500    3,526
Temecula, California Community
  Services District COP (Community
  Recreation Center Project) Series 1992
   7.13%, 10/01/12                              1,000    1,111
Tri City, California Hospital District RB
  Series 1996A (e)
   5.63%, 02/15/17                              1,000    1,069
University of California RB (University of
  California Hospital Medical Center
  Project) (e)
   5.75%, 07/01/24                              2,000    2,150


                                                Par     Value
                                             -------- --------
Vallejo, California Revenue Refunding
  Bonds Water Import Series A (e)
   5.70%, 05/01/16                             $2,000 $  2,178
West Basin County, California Municipal
  Water District COP Revenue Refunding
  Bonds Series 1997A (e)
   5.50%, 08/01/17                                500      532
   5.50%, 08/01/22                              1,000    1,051
Westminster, California Public Financing
  Authority COP (1994 Civic Center &
  Street Improvement Project)
   7.00%, 06/01/19                              3,325    3,815
                                                      --------
                                                       210,386
                                                      --------
PUERTO RICO -- 0.5% (E)
Puerto Rico Commonwealth Infrastructure
  Financing Authority RB Series 1998A
   5.25%, 07/01/10                              1,000    1,082
                                                      --------
TOTAL MUNICIPAL BONDS
  (Cost $200,622)                                      211,468
                                                      --------
VARIABLE RATE OBLIGATIONS -- 4.6% (b) (e)
California Economic Development
  Financing Authority (California
  Independent System Operator) Series B
   3.50%, 03/01/99                              1,600    1,600
California Health Facilities Financing
  Authority RB (Adventist Health)
  Series 1998A
   3.10%, 03/01/99                              1,300    1,300
California Pollution Control Financing
  Authority RB (Shell Oil Company Project)
   3.00%, 03/01/99                              1,100    1,100
California Pollution Control Financing
  Authority Solid Waste Disposal RB
  (Shell Martinez Refining) Series A
   3.00%, 03/01/99                                600      600
California State Economic Development
  Financing Authority IDRB
  (Serra Microchassis Project)
   3.15%, 03/01/99                                800      800
Irvine Ranch, California Improvement
  Bond Act 1915 RB (District Number
  1997-16)
   3.10%, 03/01/99                              1,700    1,700

                                                Par       Value
                                             --------    --------
Irvine Ranch, California Water District RB
  Series 1993A
   3.00%, 03/01/99                            $   200    $    200
Orange County, California Sanitation
  District COP (Districts 1, 2, 3, 5, 6,
  7, 11, 13 & 14)
   3.10%, 03/01/99                              2,600       2,600
                                                         --------
TOTAL VARIABLE RATE OBLIGATIONS
  (Cost $9,900)                                             9,900
                                                         --------
                                              Shares
                                              -------
TEMPORARY INVESTMENTS -- 0.1% (c)
Provident Institutional Funds -
  California Money Fund Portfolio
   4.51%                                           60          60
                                                         --------
TOTAL TEMPORARY INVESTMENTS
  (Cost $60)                                                   60
                                                         --------
TOTAL INVESTMENTS -- 103.7%
  (Cost $210,582)                                         221,428
                                                         --------
OTHER ASSETS AND LIABILITIES-- (3.7%)
   Other assets                                             4,618
   Liabilities                                            (12,452)
                                                         --------
                                                           (7,834)
                                                         --------
TOTAL NET ASSETS-- 100.0%                                $213,594
                                                         ========

SEE ACCOMPANYING NOTES TO SCHEDULES OF INVESTMENTS AND NOTES TO FINANCIAL STATEMENTS.

NOTES TO SCHEDULES OF INVESTMENTS
For the six months ended February 28, 1999 (Unaudited)



(a) Interest rates represent coupon rate of security.

(b) Variable rate obligations -- Interest rates vary periodically based on current market rates. Rates shown are the effective rates as of the report date. Dates shown represent the later of the demand date or next interest rate change date. For variable rate obligations without demand features, the next interest reset date is shown. All dates shown are considered the maturity date for financial reporting purposes.

(c) Interest rates represent the yield on report date.

(d) Security traded on a delayed-delivery basis. Payment and delivery is scheduled for a future time, generally within two weeks of entering into the transaction. The transaction is subject to market fluctuation and to the risk that the value may be more or less than the purchase price when the transaction was initiated. The Fund has set aside sufficient investment securities as collateral for securities purchased on a delayed-delivery basis.

(e) Security has one or more third party credit enhancements.

PORTFOLIO ABBREVIATIONS

COP         Certificates of Participation
GO          General Obligation
HFA         Housing Finance Agency
IDRB        Industrial Development Revenue Bond
M/F         Multi-Family
RB          Revenue Bond
TRAN        Tax and Revenue Anticipation Notes

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF ASSETS AND LIABILITIES (in thousands)
February 28, 1999 (Unaudited)

                                                       Schwab           Schwab
                                                     California       California
                                                 Short/Intermediate    Long-Term
                                                      Tax-Free         Tax-Free
                                                      Bond Fund        Bond Fund
                                                 ------------------   ----------
ASSETS
Investments, at value
 (Cost: $112,938, $210,582, respectively)             $114,916         $221,428
Receivables:
   Interest                                              1,531            2,968
   Investments sold                                         --            1,401
   Fund shares sold                                        167              244
Prepaid expenses                                             1                5
                                                      --------         --------
     Total assets                                      116,615          226,046
                                                      --------         --------
LIABILITIES
Payables:
   Dividends                                                39               87
   Investments purchased                                 1,403           12,135
   Fund shares redeemed                                    116              142
   Investment advisory and administration fees              26               42
   Transfer agency and shareholder service fees              5                9
Other liabilities                                           39               37
                                                      --------         --------
     Total liabilities                                   1,628           12,452
                                                      --------         --------
Net assets applicable to outstanding shares           $114,987         $213,594
                                                      ========         ========
NET ASSETS CONSIST OF:
Paid-in-capital                                       $113,799         $203,114
Distributions in excess of net
   investment income                                       (16)             (39)
Accumulated net realized loss on
   investments sold                                       (774)            (327)
Net unrealized appreciation on investments               1,978           10,846
                                                      --------         --------
                                                      $114,987         $213,594
                                                      ========         ========
PRICING OF SHARES
Outstanding shares, $0.00001 par value
   (unlimited shares authorized)                        11,157           18,465
Net asset value, offering and
   redemption price per share                           $10.31           $11.57

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF OPERATIONS (in thousands)
For the six months ended February 28, 1999 (Unaudited)

                                                        Schwab          Schwab
                                                      California      California
                                                  Short/Intermediate  Long-Term
                                                       Tax-Free        Tax-Free
                                                       Bond Fund      Bond Fund
                                                  ------------------  ----------
Interest income                                         $2,260           $4,971
                                                        ------           ------
Expenses:
   Investment advisory and administration fees             215              403
   Transfer agency and shareholder service fees            131              246
   Custodian and portfolio accounting fees                  35               48
   Registration fees                                         4                5
   Professional fees                                         6                6
   Shareholder reports                                      13               18
   Trustees' fees                                            3                5
   Insurance and other expenses                             11               10
                                                        ------           ------
                                                           418              741
Less: expenses reduced (see Note 4)                       (161)            (260)
                                                        ------           ------
     Total expenses incurred by Fund                       257              481
                                                        ------           ------
Net investment income                                    2,003            4,490
                                                        ------           ------
Net realized gain on investments sold                       14              227
Net unrealized appreciation on investments                 376              413
                                                        ------           ------
   Net gain on investments                                 390              640
                                                        ------           ------
Increase in net assets resulting from operations        $2,393           $5,130
                                                        ======           ======

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS (in thousands)

                                                                           Schwab                       Schwab
                                                                         California                   California
                                                                      Short/Intermediate               Long-Term
                                                                      Tax-Free Bond Fund           Tax-Free Bond Fund
                                                               --------------------------- ----------------------------
                                                                   Six months      Year       Six months        Year
                                                                     ended        ended         ended          ended
                                                              February 28, 1999 August 31, February 28, 1999  August 31,
                                                                  (Unaudited)      1998       (Unaudited)       1998
                                                               ---------------- ---------- ----------------- ----------
Operations:
   Net investment income                                           $   2,003    $   2,864    $   4,490       $   7,231
   Net realized gain on investments sold                                  14            9          227             695
   Net unrealized appreciation on investments                            376          856          413           4,874
                                                                   ---------    ---------    ---------       ---------
  Increase in net assets resulting from operations                     2,393        3,729        5,130          12,800
                                                                   ---------    ---------    ---------       ---------
Dividends to shareholders from net investment income                  (1,994)      (2,906)      (4,468)         (7,338)
                                                                   ---------    ---------    ---------       ---------
Capital share transactions:
   Proceeds from shares sold                                          44,013       60,105       51,043          83,165
   Net asset value of shares issued in reinvestment of dividends       1,575        2,209        2,983           4,672
   Less payments for shares redeemed                                 (26,894)     (26,119)     (31,291)        (28,386)
                                                                   ---------    ---------    ---------       ---------
   Increase in net assets from capital share transactions             18,694       36,195       22,735          59,451
                                                                   ---------    ---------    ---------       ---------
       Total increase in net assets                                   19,093       37,018       23,397          64,913

Net assets:
   Beginning of period                                                95,894       58,876      190,197         125,284
                                                                   ---------    ---------    ---------       ---------
   End of period (including distributions in excess of net
     investment income of ($16), ($25), ($39) and ($61),
     respectively)                                                 $ 114,987    $  95,894    $ 213,594       $ 190,197
                                                                   =========    =========    =========       =========
Number of Fund shares:
   Sold                                                                4,269        5,893        4,397           7,311
   Reinvested                                                            153          217          257             411
   Redeemed                                                           (2,610)      (2,562)      (2,699)         (2,503)
                                                                   ---------    ---------    ---------       ---------
   Net increase in shares outstanding                                  1,812        3,548        1,955           5,219

Shares outstanding:
   Beginning of period                                                 9,345        5,797       16,510          11,291
                                                                   ---------    ---------    ---------       ---------
   End of period                                                      11,157        9,345       18,465          16,510
                                                                   =========    =========    =========       =========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS

                                                        Schwab California Short/Intermediate Tax-Free Bond Fund
                                               ---------------------------------------------------------------------------
                                                  1999 1      1998          1997          1996         1995         1994
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD:

Net asset value at beginning of period          $  10.26     $ 10.16      $ 10.04        $ 10.06      $ 9.89      $ 10.13
                                                --------     -------      -------        -------      ------      -------
From investment operations:
   Net investment income                            0.19        0.41         0.43           0.43        0.42         0.37
   Net realized and unrealized gain (loss)
      on investments                                0.05        0.11         0.12          (0.02)       0.17        (0.24)
                                                --------     -------      -------        -------      ------      -------
   Total from investment operations                 0.24        0.52         0.55           0.41        0.59         0.13
Less distributions:
   Dividends from net investment income            (0.19)      (0.42)       (0.43)         (0.43)      (0.42)       (0.37)
                                                --------     -------      -------        -------      ------      -------
   Total distributions                             (0.19)      (0.42)       (0.43)         (0.43)      (0.42)       (0.37)
                                                --------     -------      -------        -------      ------      -------
NET ASSET VALUE AT END OF PERIOD                $  10.31     $ 10.26      $ 10.16        $ 10.04      $10.06       $ 9.89
                                                ========     =======      =======        =======      ======      =======
Total return (%)                                    2.39**      5.19         5.54           4.11        6.17         1.29

RATIOS/SUPPLEMENTAL DATA (%)
------------------------------------------
Ratio of net operating expenses to average
  net assets                                        0.49*       0.49         0.49           0.49        0.50         0.48
Reductions reflected in above expense ratio         0.31*       0.30         0.40           0.38        0.34         0.38
Ratio of net investment income to average
  net assets                                        3.82*       4.02         4.21           4.23        4.29         3.69
Portfolio turnover rate                                4           8           23             20          62           35
Net assets, end of period (000s)                $114,987     $95,894      $58,876        $45,788     $40,639      $48,649


1  For the six months ended February 28, 1999 (Unaudited).

*  Annualized.

** Not annualized.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS

                                                                          Schwab California Long-Term Tax-Free Bond Fund
                                                             -----------------------------------------------------------------------
                                                               1999 1       1998        1997         1996        1995       1994
                                                             ----------  ----------  ----------   ----------  ----------  ----------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD:
Net asset value at beginning of period                       $  11.52     $  11.10    $  10.63    $  10.53     $  10.40    $  11.26
                                                             --------     --------    --------    --------     --------    --------
From investment operations:
   Net investment income                                         0.26         0.54        0.56        0.57         0.56        0.56
   Net realized andunrealized gain (loss)
      on investments                                             0.05         0.43        0.47        0.10         0.13       (0.74)
                                                             --------     --------    --------    --------     --------    --------
   Total from investment operations                              0.31         0.97        1.03        0.67        0.69        (0.18)
Less distributions:
   Dividends from net investment income                         (0.26)       (0.55)      (0.56)      (0.57)      (0.56)       (0.56)
   Distributions from net realized gain on investments             --           --          --          --          --        (0.12)
                                                             --------     --------    --------    --------     -------     --------
   Total distributions                                          (0.26)       (0.55)      (0.56)      (0.57)      (0.56)       (0.68)
                                                             --------     --------    --------    --------     -------     --------
NET ASSET VALUE AT END OF PERIOD                             $  11.57     $  11.52    $  11.10    $  10.63     $ 10.53     $  10.40
                                                             ========     ========    ========    ========     =======     ========
Total return (%)                                                 2.71**       8.96        9.95        6.43        6.98        (1.70)

RATIOS/SUPPLEMENTAL DATA (%)
----------------------------------------------------
Ratio of net operating expenses to average net assets            0.49*        0.49        0.49        0.49        0.58         0.60
Reductions reflected in above expense ratio                      0.26*        0.27        0.33        0.33        0.23         0.20
Ratio of net investment income to average net assets             4.57*        4.79        5.17        5.30        5.54         5.12
Portfolio turnover rate                                             6           28          35          36          46           48
Net assets, end of period (000s)                             $213,594     $190,197    $125,284    $101,616     $90,045     $106,432


1  For the six months ended February 28, 1999 (Unaudited).

*  Annualized.

** Not annualized.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS
For the six months ended February 28, 1999  (Unaudited)
(All dollar amounts are in thousands unless otherwise noted)


1.  DESCRIPTION OF THE FUNDS

The Schwab California Short/Intermediate Tax-Free Bond Fund and Schwab California Long-Term Tax-Free Bond Fund (the "Funds") are series of Schwab Investments (the "Trust"), a no-load, open-end investment management company organized as a Massachusetts business trust on October 26, 1990 and registered under the Investment Company Act of 1940 (the "Act"), as amended.

In addition to the Funds, the Trust also offers the Schwab 1000
Fund(REGISTRATION MARK), Schwab Short-Term Bond Market Index Fund, Schwab Total Bond Market Index Fund, Schwab Short/Intermediate Tax-Free Bond Fund and Schwab Long-Term Tax-Free Bond Fund. The assets of each series are segregated and accounted for separately.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are in conformity with generally accepted accounting principles. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

SECURITY VALUATION -- Bonds and notes are generally valued at prices obtained from an independent bond-pricing service. These securities are valued at the mean between the most recent bid and asked prices, or if such prices are not available, at prices for securities of comparable maturity, quality and type. Short-term securities with 60 days or less to maturity are stated at amortized cost, which approximates market value.

SECURITY TRANSACTIONS, INTEREST INCOME AND REALIZED GAINS (LOSSES) -- Security transactions are accounted for on a trade date basis (date the order to buy or sell is executed). Interest income is accrued on a daily basis and includes accretion of original issued discount and amortization of market premium. For callable bonds purchased at a premium, the excess of the purchase price over the call value is amortized against interest income through the call date. If the call provision is not exercised, any remaining premium is amortized through the final maturity date. Realized gains and losses from security transactions are determined on an identified cost basis.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Each Fund declares a dividend daily, substantially equal to its net investment income for that day, payable monthly. Distributions from net realized capital gains, if any, are recorded on ex-dividend date, payable annually.

EXPENSES -- Expenses arising in connection with a Fund are charged directly to that Fund. Expenses common to all series of the Trust are generally allocated to each series in proportion to their relative net assets.

FEDERAL INCOME TAXES -- It is each Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and net realized capital gains, if any, to shareholders. Therefore, no federal income tax provision is required. Each Fund is considered a separate entity for tax purposes.

Net unrealized appreciation (depreciation) at February 28, 1999, (for financial reporting and federal income tax purposes) was as follows:

                                        Net unrealized  Appreciated  Depreciated
                                         appreciation    securities  securities
                                         ------------    ----------  ----------
     Schwab California Short/
       Intermediate Tax-Free Bond Fund      $ 1,978       $ 2,002        $(24)
     Schwab California Long-Term
       Tax-Free Bond Fund                   $10,846       $10,936        $(90)

CAPITAL LOSS CARRYFORWARDS -- As of August 31, 1998, the unused capital loss carryforwards for federal income tax purposes, were as follows:

                                           Schwab California  Schwab California
                                          Short/Intermediate      Long-Term
                                          Tax-Free Bond Fund  Tax-Free Bond Fund
                                          ------------------  ------------------
      Expiring in:
      08/31/03                                   $ 92                --
      08/31/04                                    696              $593
                                                 ----              ----
        Total capital loss carryforwards         $788              $593
                                                 ====              ====

3.  TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENT -- The Trust has an investment advisory and administration agreement with Charles Schwab Investment Management, Inc. (the "Investment Adviser"). For advisory services and facilities furnished, the Funds each pay an annual fee, payable monthly, of 0.41% of each Fund's average daily net assets. The Investment Adviser has reduced a portion of its fee for the six months ended February 28, 1999 (see Note 4).

TRANSFER AGENCY AND SHAREHOLDER SERVICE AGREEMENTS -- The Trust has transfer agency and shareholder service agreements with Charles Schwab & Co., Inc. ("Schwab"). For services provided under these agreements, Schwab receives an annual fee, payable monthly, of 0.05% of each Fund's average daily net assets for transfer agency services and 0.20% of such assets for shareholder services.

OFFICERS AND TRUSTEES -- Certain officers and trustees of the Trust are also officers and/or directors of the Investment Adviser and/or Schwab. During the six months ended February 28, 1999, the Trust made no direct payments to its officers or trustees who are "interested persons" within the meaning of the act, as amended. The Funds incurred fees aggregating $8 related to the Trust's unaffiliated trustees.

INTERFUND TRANSACTIONS -- During the six months ended February 28, 1999, the Funds engaged in purchase and sale transactions with funds that have a common investment adviser, common trustees, and common officers. These transactions, made at current market value pursuant to Rule 17a-7 under the Act, aggregated $29,790 and $30,100 for the Schwab California Short/Intermediate Tax-Free Bond Fund and Schwab California Long-Term Tax-Free Bond Fund, respectively.

4. EXPENSES REDUCED BY THE INVESTMENT ADVISER AND SCHWAB

The Investment Adviser and Schwab guarantee that, through at least October 31, 1999, each Fund's total operating expenses will not exceed 0.49% of the Fund's average daily net assets after reductions. For the purpose of this guarantee, operating expenses do not include interest expenses, extraordinary expenses and taxes.

During the six months ended February 28, 1999, the total of such fees reduced by the Investment Adviser was $161 for the Schwab California Short/Intermediate Tax-Free Bond Fund, and $260 for the Schwab California Long-Term Tax-Free Bond Fund.

5. INVESTMENT TRANSACTIONS

Purchases, sales and maturities of investment securities, other than short-term obligations, during the six months ended February 28, 1999, were as follows:

                                           Schwab California   Schwab California
                                          Short/Intermediate       Long-Term
                                          Tax-Free Bond Fund  Tax-Free Bond Fund
                                          ------------------  ------------------
         Purchases                             $22,813             $45,984
         Proceeds of sales and maturities      $ 3,799             $10,747

                  THE SCHWAB FUNDS FAMILY-REGISTERED TRADEMARK-

The SchwabFunds Family includes a variety of funds to help meet your investment needs. You can diversify your portfolio in a single step with our asset allocation funds. Or you can customize your portfolio with a combination of our stock funds as well as our taxable and tax-advantaged bond and money market funds.

Please call 800-435-4000 for a free prospectus and brochure for any of these SchwabFunds.

This report must be preceded or accompanied by a current prospectus.

METHODS FOR PLACING ORDERS
The information below outlines how Schwab brokerage account investors can place orders. If you are investing through a third-party investment provider, methods for placing orders may be different.

PHONE
Call 800-435-4000, day or night (for TDD service, call 800-345-2550).

INTERNET
www.schwab.com/schwabfunds

MAIL
Write to SchwabFunds-Registered Trademark- at:
P.O. Box 7575, San Francisco, CA 94120-7575

When selling or exchanging shares, be sure to include the signatures of at least one of the persons whose name is on the account.

IN PERSON
Visit the nearest Charles Schwab office.

SCHWAB ASSET ALLOCATION FUNDS
Schwab MarketTrack All Equity Portfolio
Schwab MarketTrack Growth Portfolio
Schwab MarketTrack Balanced Portfolio
Schwab MarketTrack Conservative Portfolio
Schwab MarketManager Growth Portfolio
Schwab MarketManager Balanced Portfolio

SCHWAB STOCK FUNDS
Schwab S&P 500 Fund
Schwab 1000 Fund-Registered Trademark-
Schwab Analytics Fund-Registered Trademark-
Schwab Small-Cap Index Fund-Registered Trademark-
Schwab MarketManager Small Cap Portfolio
Schwab International Index Fund-Registered Trademark-
Schwab MarketManager International Portfolio

SCHWAB BOND FUNDS
Schwab Total Bond Market Index Fund
Schwab Short-Term Bond Market Index Fund
Schwab Long-Term Tax-Free Bond Fund
Schwab Short/Intermediate Tax-Free Bond Fund
Schwab California Long-Term Tax-Free Bond Fund
Schwab California Short/Intermediate
  Tax-Free Bond Fund

SCHWAB MONEY MARKET FUNDS
Schwab offers an array of money market funds(1) that seek high current income consistent with safety and liquidity. Choose from taxable or tax-advantaged alternatives. Many can be linked to your Schwab account to "sweep" cash balances automatically when you're between investments. Or, for your larger cash reserves, choose one of our Value Advantage Investments.-Registered Trademark-

(1) Investments in money market funds are neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency and, although they seek to preserve the value of your investment at $1 per share, it is possible to lose money.

                  SCHWAB FUNDS [LOGO]

  INVESTMENT ADVISER
  Charles Schwab Investment Management, Inc.
  P.O. Box 7575
  San Francisco, CA 94120-7575

  DISTRIBUTOR
  Charles Schwab & Co., Inc.
  101 Montgomery Street, San Francisco, CA 94104

  This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

  -C- 1999 Charles Schwab & Co., Inc. All rights reserved.
  Member SIPC/NYSE.

  Printed on recycled paper. (0099-1495) MKT3481-1 (4/99)